UBS		10:23:22 pm November 17,
Fixed Income Research	MAST0311J 30 year 6.9	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
10A1	158,154,979.89	5.00000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	5.0000	10/30/03	30 year	5.57	194.68	250.0PSA		100:02

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
99:18	5.070	5.072	5.078	5.081	5.086	5.090	5.095	5.102	5.114
99:19	5.064	5.066	5.071	5.072	5.076	5.079	5.082	5.087	5.096
99:20	5.059	5.060	5.063	5.064	5.066	5.068	5.069	5.072	5.077
99:21	5.054	5.054	5.055	5.055	5.056	5.056	5.057	5.057	5.058
99:22	5.049	5.048	5.047	5.047	5.046	5.045	5.044	5.042	5.040
99:23	5.044	5.043	5.039	5.038	5.036	5.033	5.031	5.027	5.021
99:24	5.039	5.037	5.031	5.030	5.026	5.022	5.018	5.012	5.003
99:25	5.033	5.031	5.024	5.021	5.016	5.011	5.005	4.997	4.984

99:26	5.028	5.025	5.016	5.013	5.006	4.999	4.992	4.982	4.966
99:27	5.023	5.019	5.008	5.004	4.996	4.988	4.980	4.967	4.947
99:28	5.018	5.014	5.000	4.996	4.986	4.976	4.967	4.952	4.929
99:29	5.013	5.008	4.992	4.987	4.976	4.965	4.954	4.937	4.910
99:30	5.007	5.002	4.985	4.979	4.966	4.954	4.941	4.922	4.892
99:31	5.002	4.996	4.977	4.970	4.956	4.942	4.928	4.907	4.873
100:00	4.997	4.990	4.969	4.962	4.946	4.931	4.915	4.892	4.855
100:01	4.992	4.985	4.961	4.953	4.937	4.920	4.903	4.877	4.837

100:02	4.987	4.979	4.954	4.945	4.927	4.908	4.890	4.862	4.818
100:03	4.982	4.973	4.946	4.936	4.917	4.897	4.877	4.848	4.800
100:04	4.976	4.967	4.938	4.928	4.907	4.886	4.864	4.833	4.781
100:05	4.971	4.962	4.930	4.919	4.897	4.874	4.852	4.818	4.763
100:06	4.966	4.956	4.923	4.911	4.887	4.863	4.839	4.803	4.744
100:07	4.961	4.950	4.915	4.902	4.877	4.852	4.826	4.788	4.726
100:08	4.956	4.944	4.907	4.894	4.867	4.840	4.813	4.773	4.708
100:09	4.951	4.939	4.899	4.886	4.858	4.829	4.801	4.758	4.689

100:10	4.945	4.933	4.892	4.877	4.848	4.818	4.788	4.743	4.671
100:11	4.940	4.927	4.884	4.869	4.838	4.807	4.775	4.728	4.653
100:12	4.935	4.921	4.876	4.860	4.828	4.795	4.762	4.714	4.634
100:13	4.930	4.916	4.868	4.852	4.818	4.784	4.750	4.699	4.616
100:14	4.925	4.910	4.861	4.843	4.808	4.773	4.737	4.684	4.598
100:15	4.920	4.904	4.853	4.835	4.798	4.761	4.724	4.669	4.579
100:16	4.915	4.898	4.845	4.827	4.789	4.750	4.712	4.654	4.561
100:17	4.910	4.893	4.838	4.818	4.779	4.739	4.699	4.639	4.543
Avg Life	7.827	6.866	4.861	4.399	3.675	3.144	2.744	2.306	1.832
Duration	6.022	5.382	4.003	3.674	3.145	2.744	2.434	2.083	1.688
First Pay	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03	11/03
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	10/18	10/18	10/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:25:35 pm November 17, 2003
Fixed Income Research	MAST0311A 30 year 4.9	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	139,529,848.06	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal		WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year		5.44	359.00	225.0PSA	98:01

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
97:17	5.550	5.600	5.755	5.807	5.908	6.006	6.101	6.237	6.440
97:18	5.547	5.596	5.749	5.799	5.899	5.996	6.089	6.223	6.423
97:19	5.543	5.591	5.742	5.792	5.890	5.985	6.077	6.209	6.407
97:20	5.540	5.587	5.735	5.784	5.881	5.975	6.065	6.195	6.390
97:21	5.536	5.583	5.728	5.777	5.872	5.964	6.053	6.182	6.373
97:22	5.532	5.578	5.722	5.769	5.863	5.954	6.041	6.168	6.356
97:23	5.529	5.574	5.715	5.762	5.854	5.943	6.030	6.154	6.339
97:24	5.525	5.569	5.708	5.754	5.845	5.933	6.018	6.140	6.322

97:25	5.521	5.565	5.702	5.747	5.836	5.922	6.006	6.126	6.305
97:26	5.518	5.561	5.695	5.740	5.827	5.912	5.994	6.112	6.288
97:27	5.514	5.556	5.688	5.732	5.818	5.902	5.982	6.098	6.271
97:28	5.510	5.552	5.682	5.725	5.809	5.891	5.970	6.084	6.254
97:29	5.507	5.548	5.675	5.717	5.800	5.881	5.958	6.070	6.237
97:30	5.503	5.543	5.668	5.710	5.791	5.870	5.947	6.057	6.220
97:31	5.500	5.539	5.661	5.702	5.782	5.860	5.935	6.043	6.203
98:00	5.496	5.534	5.655	5.695	5.773	5.849	5.923	6.029	6.187

98:01	5.492	5.530	5.648	5.687	5.764	5.839	5.911	6.015	6.170
98:02	5.489	5.526	5.641	5.680	5.755	5.829	5.899	6.001	6.153
98:03	5.485	5.521	5.635	5.673	5.747	5.818	5.888	5.987	6.136
98:04	5.482	5.517	5.628	5.665	5.738	5.808	5.876	5.974	6.119
98:05	5.478	5.513	5.621	5.658	5.729	5.798	5.864	5.960	6.102
98:06	5.474	5.508	5.615	5.650	5.720	5.787	5.852	5.946	6.086
98:07	5.471	5.504	5.608	5.643	5.711	5.777	5.840	5.932	6.069
98:08	5.467	5.500	5.602	5.635	5.702	5.766	5.829	5.918	6.052

98:09	5.464	5.495	5.595	5.628	5.693	5.756	5.817	5.905	6.035
98:10	5.460	5.491	5.588	5.621	5.684	5.746	5.805	5.891	6.018
98:11	5.456	5.487	5.582	5.613	5.675	5.735	5.793	5.877	6.002
98:12	5.453	5.482	5.575	5.606	5.666	5.725	5.782	5.863	5.985
98:13	5.449	5.478	5.568	5.598	5.657	5.715	5.770	5.850	5.968
98:14	5.446	5.474	5.562	5.591	5.649	5.704	5.758	5.836	5.951
98:15	5.442	5.469	5.555	5.584	5.640	5.694	5.746	5.822	5.935
98:16	5.438	5.465	5.549	5.576	5.631	5.684	5.735	5.808	5.918
Avg Life	14.168	11.039	6.294	5.474	4.347	3.620	3.115	2.594	2.084
Duration	8.786	7.291	4.762	4.270	3.551	3.053	2.689	2.295	1.884
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	10/33	10/33	10/33	10/33	10/33	10/33	10/33	3/31	2/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:32:17 pm November 17,
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
2A2	21,582,000.00	5.50000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA		101:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
100:16	5.441	5.400	5.279	5.244	5.182	5.127	5.078	5.012	4.914
100:17	5.436	5.394	5.269	5.232	5.168	5.111	5.060	4.992	4.891
100:18	5.432	5.389	5.258	5.221	5.154	5.096	5.043	4.972	4.868
100:19	5.427	5.383	5.248	5.209	5.141	5.080	5.026	4.952	4.844
100:20	5.423	5.377	5.238	5.198	5.127	5.065	5.008	4.933	4.821
100:21	5.419	5.371	5.228	5.187	5.113	5.049	4.991	4.913	4.798
100:22	5.414	5.365	5.218	5.175	5.100	5.033	4.974	4.893	4.775
100:23	5.410	5.359	5.208	5.164	5.086	5.018	4.956	4.873	4.752

100:24	5.405	5.354	5.197	5.152	5.072	5.002	4.939	4.854	4.729
100:25	5.401	5.348	5.187	5.141	5.059	4.987	4.922	4.834	4.705
100:26	5.397	5.342	5.177	5.130	5.045	4.971	4.904	4.814	4.682
100:27	5.392	5.336	5.167	5.118	5.032	4.956	4.887	4.795	4.659
100:28	5.388	5.330	5.157	5.107	5.018	4.940	4.870	4.775	4.636
100:29	5.383	5.325	5.147	5.095	5.004	4.925	4.852	4.755	4.613
100:30	5.379	5.319	5.137	5.084	4.991	4.909	4.835	4.736	4.590
100:31	5.375	5.313	5.126	5.073	4.977	4.893	4.818	4.716	4.567

101:00	5.370	5.307	5.116	5.061	4.964	4.878	4.801	4.697	4.544
101:01	5.366	5.301	5.106	5.050	4.950	4.862	4.783	4.677	4.521
101:02	5.362	5.296	5.096	5.039	4.936	4.847	4.766	4.657	4.498
101:03	5.357	5.290	5.086	5.027	4.923	4.831	4.749	4.638	4.474
101:04	5.353	5.284	5.076	5.016	4.909	4.816	4.732	4.618	4.451
101:05	5.349	5.278	5.066	5.004	4.896	4.800	4.714	4.599	4.428
101:06	5.344	5.272	5.056	4.993	4.882	4.785	4.697	4.579	4.405
101:07	5.340	5.267	5.046	4.982	4.869	4.769	4.680	4.559	4.382

101:08	5.336	5.261	5.036	4.970	4.855	4.754	4.663	4.540	4.359
101:09	5.331	5.255	5.025	4.959	4.842	4.739	4.646	4.520	4.336
101:10	5.327	5.249	5.015	4.948	4.828	4.723	4.628	4.501	4.314
101:11	5.323	5.244	5.005	4.937	4.815	4.708	4.611	4.481	4.291
101:12	5.318	5.238	4.995	4.925	4.801	4.692	4.594	4.462	4.268
101:13	5.314	5.232	4.985	4.914	4.788	4.677	4.577	4.442	4.245
101:14	5.309	5.226	4.975	4.903	4.774	4.661	4.560	4.423	4.222
101:15	5.305	5.221	4.965	4.891	4.761	4.646	4.543	4.403	4.199
Avg Life	10.102	6.906	3.494	3.061	2.512	2.172	1.936	1.689	1.423
Duration	7.060	5.318	3.046	2.711	2.270	1.986	1.785	1.571	1.336
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	4/25	12/19	4/11	2/10	9/08	11/07	5/07	10/06	4/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:32:17 pm November 17, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 2

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
AC2	10,139,000.00	5.50000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	0.0000	11/28/03	30 year	5.78	357.37	250.0PSA		0:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750
-0:16	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:15	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:14	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:13	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:12	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:11	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:10	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:09	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000

-0:08	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:07	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:06	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:05	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:04	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:03	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:02	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
-0:01	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000

0:00	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:01	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:02	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:03	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:04	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:05	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:06	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:07	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000

0:08	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:09	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:10	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:11	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:12	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:13	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:14	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
0:15	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000	-999.000
Avg Life	28.531	26.902	17.938	15.118	10.235	6.567	5.179	4.164
Duration	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
First Pay	2/31	3/28	6/17	12/14	4/11	7/09	8/08	9/07
Last Pay	10/33	10/33	10/33	10/33	10/33	3/12	9/09	5/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:49:32 pm November 17, 2003
Fixed Income Research	MAST0311C 30 year 4.8	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
3A1	62,037,000.00	4.50000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	4.5000	11/28/03	30 year	5.00	179.00	250.0PSA		98:13

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
97:29	4.850	4.884	4.989	5.025	5.098	5.171	5.242	5.346	5.510
97:30	4.845	4.878	4.981	5.017	5.088	5.160	5.230	5.332	5.493
97:31	4.840	4.872	4.973	5.008	5.079	5.149	5.217	5.318	5.476
98:00	4.834	4.866	4.965	5.000	5.069	5.137	5.205	5.304	5.459
98:01	4.829	4.860	4.958	4.991	5.059	5.126	5.193	5.290	5.442
98:02	4.823	4.854	4.950	4.983	5.049	5.115	5.180	5.275	5.425
98:03	4.818	4.848	4.942	4.974	5.039	5.104	5.168	5.261	5.408
98:04	4.812	4.842	4.934	4.966	5.030	5.093	5.156	5.247	5.391

98:05	4.807	4.836	4.926	4.957	5.020	5.082	5.143	5.233	5.374
98:06	4.802	4.830	4.918	4.949	5.010	5.071	5.131	5.219	5.357
98:07	4.796	4.824	4.910	4.940	5.000	5.060	5.119	5.205	5.340
98:08	4.791	4.818	4.902	4.932	4.990	5.049	5.106	5.190	5.323
98:09	4.785	4.812	4.895	4.923	4.981	5.038	5.094	5.176	5.306
98:10	4.780	4.806	4.887	4.915	4.971	5.027	5.082	5.162	5.289
98:11	4.775	4.800	4.879	4.906	4.961	5.016	5.070	5.148	5.272
98:12	4.769	4.794	4.871	4.898	4.951	5.005	5.057	5.134	5.255

98:13	4.764	4.788	4.863	4.889	4.942	4.994	5.045	5.120	5.238
98:14	4.758	4.782	4.855	4.881	4.932	4.983	5.033	5.106	5.221
98:15	4.753	4.776	4.848	4.872	4.922	4.972	5.020	5.092	5.204
98:16	4.748	4.770	4.840	4.864	4.912	4.961	5.008	5.078	5.187
98:17	4.742	4.764	4.832	4.855	4.903	4.950	4.996	5.064	5.170
98:18	4.737	4.758	4.824	4.847	4.893	4.939	4.984	5.049	5.153
98:19	4.731	4.752	4.816	4.838	4.883	4.928	4.971	5.035	5.136
98:20	4.726	4.746	4.808	4.830	4.873	4.917	4.959	5.021	5.119

98:21	4.721	4.740	4.801	4.822	4.864	4.906	4.947	5.007	5.102
98:22	4.715	4.734	4.793	4.813	4.854	4.895	4.935	4.993	5.085
98:23	4.710	4.728	4.785	4.805	4.844	4.884	4.923	4.979	5.068
98:24	4.704	4.722	4.777	4.796	4.835	4.873	4.910	4.965	5.052
98:25	4.699	4.716	4.769	4.788	4.825	4.862	4.898	4.951	5.035
98:26	4.694	4.710	4.762	4.779	4.815	4.851	4.886	4.937	5.018
98:27	4.688	4.704	4.754	4.771	4.806	4.840	4.874	4.923	5.001
98:28	4.683	4.698	4.746	4.763	4.796	4.829	4.862	4.909	4.984
Avg Life	7.423	6.602	4.849	4.434	3.776	3.285	2.910	2.493	2.035
Duration	5.861	5.289	4.040	3.736	3.246	2.871	2.578	2.245	1.865
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	10/18	10/18	3/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:49:43 pm November 17, 2003
Fixed Income Research	MAST0311C 30 year 4.8	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
3A2	6,500,000.00	4.50000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	4.5000	11/28/03	30 year	5.00	179.00	250.0PSA		98:05

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
97:21	4.894	4.932	5.052	5.094	5.177	5.260	5.341	5.460	5.648
97:22	4.889	4.926	5.044	5.085	5.167	5.249	5.329	5.446	5.630
97:23	4.883	4.920	5.037	5.077	5.157	5.238	5.317	5.432	5.613
97:24	4.878	4.914	5.029	5.068	5.147	5.226	5.304	5.418	5.596
97:25	4.872	4.908	5.021	5.060	5.138	5.215	5.292	5.403	5.579
97:26	4.867	4.902	5.013	5.051	5.128	5.204	5.279	5.389	5.562
97:27	4.861	4.896	5.005	5.042	5.118	5.193	5.267	5.375	5.545
97:28	4.856	4.890	4.997	5.034	5.108	5.182	5.255	5.361	5.527

97:29	4.850	4.884	4.989	5.025	5.098	5.171	5.242	5.346	5.510
97:30	4.845	4.878	4.981	5.017	5.088	5.160	5.230	5.332	5.493
97:31	4.840	4.872	4.973	5.008	5.079	5.149	5.217	5.318	5.476
98:00	4.834	4.866	4.965	5.000	5.069	5.137	5.205	5.304	5.459
98:01	4.829	4.860	4.958	4.991	5.059	5.126	5.193	5.290	5.442
98:02	4.823	4.854	4.950	4.983	5.049	5.115	5.180	5.275	5.425
98:03	4.818	4.848	4.942	4.974	5.039	5.104	5.168	5.261	5.408
98:04	4.812	4.842	4.934	4.966	5.030	5.093	5.156	5.247	5.391

98:05	4.807	4.836	4.926	4.957	5.020	5.082	5.143	5.233	5.374
98:06	4.802	4.830	4.918	4.949	5.010	5.071	5.131	5.219	5.357
98:07	4.796	4.824	4.910	4.940	5.000	5.060	5.119	5.205	5.340
98:08	4.791	4.818	4.902	4.932	4.990	5.049	5.106	5.190	5.323
98:09	4.785	4.812	4.895	4.923	4.981	5.038	5.094	5.176	5.306
98:10	4.780	4.806	4.887	4.915	4.971	5.027	5.082	5.162	5.289
98:11	4.775	4.800	4.879	4.906	4.961	5.016	5.070	5.148	5.272
98:12	4.769	4.794	4.871	4.898	4.951	5.005	5.057	5.134	5.255

98:13	4.764	4.788	4.863	4.889	4.942	4.994	5.045	5.120	5.238
98:14	4.758	4.782	4.855	4.881	4.932	4.983	5.033	5.106	5.221
98:15	4.753	4.776	4.848	4.872	4.922	4.972	5.020	5.092	5.204
98:16	4.748	4.770	4.840	4.864	4.912	4.961	5.008	5.078	5.187
98:17	4.742	4.764	4.832	4.855	4.903	4.950	4.996	5.064	5.170
98:18	4.737	4.758	4.824	4.847	4.893	4.939	4.984	5.049	5.153
98:19	4.731	4.752	4.816	4.838	4.883	4.928	4.971	5.035	5.136
98:20	4.726	4.746	4.808	4.830	4.873	4.917	4.959	5.021	5.119
Avg Life	7.423	6.602	4.849	4.434	3.776	3.285	2.910	2.493	2.035
Duration	5.853	5.281	4.033	3.730	3.240	2.866	2.574	2.241	1.862
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	10/18	10/18	3/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:02:05 pm November 17, 2003
Fixed Income Research	MAST0311D 30 year 5.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
4A1	46,441,000.00	5.00000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	5.0000	11/28/03	30 year	5.49	358.32	250.0PSA		96:22

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
96:06	5.448	5.530	5.789	5.875	6.043	6.207	6.365	6.592	6.932
96:07	5.444	5.526	5.782	5.867	6.034	6.196	6.353	6.578	6.915
96:08	5.440	5.521	5.775	5.859	6.025	6.186	6.341	6.564	6.898
96:09	5.437	5.517	5.768	5.852	6.016	6.175	6.329	6.550	6.880
96:10	5.433	5.513	5.761	5.844	6.007	6.164	6.316	6.536	6.863
96:11	5.430	5.508	5.755	5.837	5.998	6.154	6.304	6.521	6.846
96:12	5.426	5.504	5.748	5.829	5.988	6.143	6.292	6.507	6.828
96:13	5.422	5.499	5.741	5.821	5.979	6.132	6.280	6.493	6.811

96:14	5.419	5.495	5.734	5.814	5.970	6.122	6.268	6.479	6.794
96:15	5.415	5.491	5.727	5.806	5.961	6.111	6.256	6.465	6.777
96:16	5.411	5.486	5.721	5.799	5.952	6.100	6.244	6.450	6.759
96:17	5.408	5.482	5.714	5.791	5.943	6.090	6.232	6.436	6.742
96:18	5.404	5.477	5.707	5.784	5.934	6.079	6.220	6.422	6.725
96:19	5.400	5.473	5.700	5.776	5.925	6.068	6.208	6.408	6.707
96:20	5.397	5.469	5.693	5.768	5.915	6.058	6.196	6.394	6.690
96:21	5.393	5.464	5.687	5.761	5.906	6.047	6.184	6.380	6.673

96:22	5.390	5.460	5.680	5.753	5.897	6.037	6.172	6.366	6.656
96:23	5.386	5.455	5.673	5.746	5.888	6.026	6.159	6.352	6.639
96:24	5.382	5.451	5.666	5.738	5.879	6.016	6.147	6.337	6.621
96:25	5.379	5.447	5.660	5.731	5.870	6.005	6.135	6.323	6.604
96:26	5.375	5.442	5.653	5.723	5.861	5.994	6.123	6.309	6.587
96:27	5.371	5.438	5.646	5.716	5.852	5.984	6.111	6.295	6.570
96:28	5.368	5.434	5.639	5.708	5.843	5.973	6.099	6.281	6.553
96:29	5.364	5.429	5.633	5.701	5.834	5.963	6.087	6.267	6.535

96:30	5.361	5.425	5.626	5.693	5.825	5.952	6.075	6.253	6.518
96:31	5.357	5.420	5.619	5.685	5.816	5.942	6.063	6.239	6.501
97:00	5.353	5.416	5.613	5.678	5.807	5.931	6.051	6.225	6.484
97:01	5.350	5.412	5.606	5.670	5.797	5.921	6.039	6.211	6.467
97:02	5.346	5.407	5.599	5.663	5.788	5.910	6.028	6.197	6.450
97:03	5.343	5.403	5.592	5.655	5.779	5.899	6.016	6.183	6.433
97:04	5.339	5.399	5.586	5.648	5.770	5.889	6.004	6.169	6.416
97:05	5.335	5.394	5.579	5.640	5.761	5.878	5.992	6.155	6.398
Avg Life	14.159	11.033	6.288	5.467	4.340	3.613	3.108	2.586	2.075
Duration	8.877	7.338	4.760	4.263	3.539	3.039	2.675	2.281	1.870
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	11/33	11/33	11/33	11/33	11/33	10/33	9/33	1/30	2/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:09:24 pm November 17, 2003
Fixed Income Research	MAST0311E 30 year 5.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
5A1	27,589,900.00	5.25000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	5.2500	11/28/03	30 year	5.72	238.00	250.0PSA		99:17

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
99:01	5.396	5.409	5.450	5.464	5.491	5.519	5.545	5.584	5.646
99:02	5.392	5.404	5.442	5.456	5.482	5.508	5.533	5.570	5.628
99:03	5.387	5.399	5.435	5.448	5.473	5.497	5.521	5.556	5.611
99:04	5.383	5.394	5.428	5.440	5.463	5.487	5.509	5.542	5.594
99:05	5.378	5.388	5.421	5.432	5.454	5.476	5.497	5.528	5.577
99:06	5.374	5.383	5.414	5.424	5.445	5.465	5.485	5.514	5.560
99:07	5.369	5.378	5.407	5.416	5.435	5.455	5.473	5.500	5.543
99:08	5.365	5.373	5.399	5.408	5.426	5.444	5.461	5.486	5.526

99:09	5.360	5.368	5.392	5.400	5.417	5.433	5.449	5.472	5.509
99:10	5.356	5.363	5.385	5.393	5.408	5.423	5.437	5.458	5.492
99:11	5.351	5.358	5.378	5.385	5.398	5.412	5.425	5.444	5.475
99:12	5.347	5.353	5.371	5.377	5.389	5.401	5.413	5.430	5.457
99:13	5.343	5.348	5.363	5.369	5.380	5.391	5.401	5.416	5.440
99:14	5.338	5.342	5.356	5.361	5.371	5.380	5.389	5.402	5.423
99:15	5.334	5.337	5.349	5.353	5.361	5.369	5.377	5.388	5.406
99:16	5.329	5.332	5.342	5.345	5.352	5.359	5.365	5.375	5.389

99:17	5.325	5.327	5.335	5.338	5.343	5.348	5.353	5.361	5.372
99:18	5.320	5.322	5.328	5.330	5.334	5.337	5.341	5.347	5.355
99:19	5.316	5.317	5.321	5.322	5.324	5.327	5.329	5.333	5.338
99:20	5.311	5.312	5.313	5.314	5.315	5.316	5.317	5.319	5.321
99:21	5.307	5.307	5.306	5.306	5.306	5.306	5.305	5.305	5.304
99:22	5.302	5.302	5.299	5.298	5.297	5.295	5.293	5.291	5.287
99:23	5.298	5.297	5.292	5.291	5.287	5.284	5.281	5.277	5.270
99:24	5.294	5.291	5.285	5.283	5.278	5.274	5.270	5.263	5.253

99:25	5.289	5.286	5.278	5.275	5.269	5.263	5.258	5.249	5.236
99:26	5.285	5.281	5.271	5.267	5.260	5.253	5.246	5.236	5.220
99:27	5.280	5.276	5.264	5.259	5.251	5.242	5.234	5.222	5.203
99:28	5.276	5.271	5.257	5.251	5.241	5.232	5.222	5.208	5.186
99:29	5.271	5.266	5.249	5.244	5.232	5.221	5.210	5.194	5.169
99:30	5.267	5.261	5.242	5.236	5.223	5.210	5.198	5.180	5.152
99:31	5.262	5.256	5.235	5.228	5.214	5.200	5.186	5.166	5.135
100:00	5.258	5.251	5.228	5.220	5.205	5.189	5.174	5.152	5.118
Avg Life	9.843	8.344	5.522	4.930	4.050	3.438	2.992	2.517	2.017
Duration	7.016	6.132	4.377	3.987	3.384	2.945	2.613	2.245	1.838
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	9/23	9/23	9/23	9/23	9/23	9/23	9/23	9/23	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:13:35 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
7A1	83,720,000.00	5.25000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA		100:07

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
99:23	5.298	5.295	5.286	5.283	5.278	5.274	5.270	5.266	5.259
99:24	5.294	5.289	5.275	5.272	5.265	5.259	5.254	5.247	5.236
99:25	5.289	5.283	5.265	5.260	5.251	5.244	5.237	5.227	5.214
99:26	5.285	5.277	5.255	5.249	5.238	5.228	5.220	5.208	5.192
99:27	5.280	5.271	5.245	5.238	5.225	5.213	5.203	5.189	5.169
99:28	5.276	5.266	5.235	5.226	5.211	5.198	5.186	5.170	5.147
99:29	5.272	5.260	5.225	5.215	5.198	5.183	5.169	5.151	5.125
99:30	5.267	5.254	5.215	5.204	5.184	5.167	5.152	5.132	5.103

99:31	5.263	5.248	5.205	5.193	5.171	5.152	5.135	5.113	5.080
100:00	5.258	5.242	5.195	5.181	5.158	5.137	5.119	5.094	5.058
100:01	5.254	5.237	5.185	5.170	5.144	5.122	5.102	5.075	5.036
100:02	5.250	5.231	5.175	5.159	5.131	5.107	5.085	5.056	5.014
100:03	5.245	5.225	5.165	5.148	5.118	5.092	5.068	5.037	4.991
100:04	5.241	5.219	5.155	5.137	5.104	5.076	5.051	5.018	4.969
100:05	5.236	5.213	5.145	5.125	5.091	5.061	5.034	4.999	4.947
100:06	5.232	5.207	5.135	5.114	5.078	5.046	5.018	4.980	4.925

100:07	5.228	5.202	5.125	5.103	5.064	5.031	5.001	4.961	4.903
100:08	5.223	5.196	5.115	5.092	5.051	5.016	4.984	4.942	4.881
100:09	5.219	5.190	5.105	5.081	5.038	5.001	4.967	4.923	4.859
100:10	5.215	5.184	5.095	5.069	5.024	4.985	4.951	4.904	4.836
100:11	5.210	5.178	5.085	5.058	5.011	4.970	4.934	4.885	4.814
100:12	5.206	5.173	5.075	5.047	4.998	4.955	4.917	4.866	4.792
100:13	5.201	5.167	5.065	5.036	4.985	4.940	4.900	4.847	4.770
100:14	5.197	5.161	5.055	5.025	4.971	4.925	4.884	4.828	4.748

100:15	5.193	5.155	5.045	5.013	4.958	4.910	4.867	4.809	4.726
100:16	5.188	5.150	5.035	5.002	4.945	4.895	4.850	4.790	4.704
100:17	5.184	5.144	5.025	4.991	4.932	4.880	4.833	4.772	4.682
100:18	5.180	5.138	5.015	4.980	4.918	4.865	4.817	4.753	4.660
100:19	5.175	5.132	5.005	4.969	4.905	4.850	4.800	4.734	4.638
100:20	5.171	5.126	4.995	4.958	4.892	4.835	4.783	4.715	4.616
100:21	5.167	5.121	4.985	4.947	4.879	4.819	4.767	4.696	4.594
100:22	5.162	5.115	4.975	4.935	4.865	4.804	4.750	4.677	4.572
Avg Life	10.007	6.889	3.556	3.128	2.584	2.246	2.011	1.765	1.499
Duration	7.091	5.351	3.103	2.772	2.333	2.050	1.850	1.637	1.402
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	1/25	10/19	5/11	3/10	10/08	12/07	6/07	11/06	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:14:06 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay		Factor	Index	Value	Reset	Multiplier	Cap
7A2	15,000,000.00	5.25000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed		Duration @ Px
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA		95:21

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
95:05	5.745	5.783	5.875	5.899	5.941	5.976	6.069	6.255	6.566
95:06	5.742	5.780	5.871	5.895	5.937	5.972	6.064	6.248	6.557
95:07	5.739	5.776	5.867	5.891	5.932	5.967	6.058	6.241	6.548
95:08	5.736	5.773	5.863	5.887	5.927	5.962	6.053	6.234	6.539
95:09	5.733	5.770	5.859	5.882	5.923	5.957	6.047	6.228	6.530
95:10	5.730	5.766	5.855	5.878	5.918	5.953	6.042	6.221	6.521
95:11	5.727	5.763	5.850	5.874	5.914	5.948	6.037	6.214	6.512
95:12	5.723	5.759	5.846	5.870	5.909	5.943	6.031	6.207	6.503

95:13	5.720	5.756	5.842	5.865	5.905	5.938	6.026	6.201	6.494
95:14	5.717	5.752	5.838	5.861	5.900	5.933	6.020	6.194	6.485
95:15	5.714	5.749	5.834	5.857	5.896	5.929	6.015	6.187	6.476
95:16	5.711	5.746	5.830	5.853	5.891	5.924	6.009	6.180	6.467
95:17	5.708	5.742	5.826	5.848	5.887	5.919	6.004	6.174	6.458
95:18	5.705	5.739	5.822	5.844	5.882	5.914	5.999	6.167	6.449
95:19	5.702	5.735	5.818	5.840	5.878	5.910	5.993	6.160	6.440
95:20	5.698	5.732	5.814	5.836	5.873	5.905	5.988	6.153	6.431

95:21	5.695	5.729	5.810	5.832	5.869	5.900	5.982	6.147	6.423
95:22	5.692	5.725	5.806	5.827	5.864	5.895	5.977	6.140	6.414
95:23	5.689	5.722	5.802	5.823	5.860	5.891	5.971	6.133	6.405
95:24	5.686	5.719	5.798	5.819	5.855	5.886	5.966	6.126	6.396
95:25	5.683	5.715	5.794	5.815	5.851	5.881	5.961	6.120	6.387
95:26	5.680	5.712	5.790	5.811	5.846	5.876	5.955	6.113	6.378
95:27	5.677	5.708	5.786	5.806	5.842	5.872	5.950	6.106	6.369
95:28	5.673	5.705	5.782	5.802	5.837	5.867	5.944	6.100	6.360

95:29	5.670	5.702	5.778	5.798	5.833	5.862	5.939	6.093	6.351
95:30	5.667	5.698	5.774	5.794	5.828	5.857	5.934	6.086	6.342
95:31	5.664	5.695	5.770	5.789	5.824	5.853	5.928	6.079	6.333
96:00	5.661	5.691	5.766	5.785	5.819	5.848	5.923	6.073	6.324
96:01	5.658	5.688	5.762	5.781	5.815	5.843	5.917	6.066	6.315
96:02	5.655	5.685	5.758	5.777	5.810	5.838	5.912	6.059	6.307
96:03	5.652	5.681	5.754	5.773	5.806	5.834	5.907	6.053	6.298
96:04	5.649	5.678	5.749	5.769	5.801	5.829	5.901	6.046	6.289
Avg Life	17.354	15.239	11.571	10.853	9.807	9.072	7.632	5.826	4.194
Duration	10.409	9.585	8.047	7.718	7.212	6.834	6.006	4.833	3.638
First Pay	12/08	12/08	12/08	12/08	12/08	12/08	12/08	7/08	6/07
Last Pay	11/33	11/33	11/33	11/33	10/33	10/33	10/33	5/31	2/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:14:28 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A3	20,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

	Current	Settle			WAM	Pricing	Duration
Floor	Coupon	Date	Deal	WAC	Speed	@	Px
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	100:07

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
99:23	5.298	5.295	5.286	5.283	5.278	5.274	5.270	5.266	5.259
99:24	5.294	5.289	5.275	5.272	5.265	5.259	5.254	5.247	5.236
99:25	5.289	5.283	5.265	5.260	5.251	5.244	5.237	5.227	5.214
99:26	5.285	5.277	5.255	5.249	5.238	5.228	5.220	5.208	5.192
99:27	5.280	5.271	5.245	5.238	5.225	5.213	5.203	5.189	5.169
99:28	5.276	5.266	5.235	5.226	5.211	5.198	5.186	5.170	5.147
99:29	5.272	5.260	5.225	5.215	5.198	5.183	5.169	5.151	5.125
99:30	5.267	5.254	5.215	5.204	5.184	5.167	5.152	5.132	5.103

99:31	5.263	5.248	5.205	5.193	5.171	5.152	5.135	5.113	5.080
100:00	5.258	5.242	5.195	5.181	5.158	5.137	5.119	5.094	5.058
100:01	5.254	5.237	5.185	5.170	5.144	5.122	5.102	5.075	5.036
100:02	5.250	5.231	5.175	5.159	5.131	5.107	5.085	5.056	5.014
100:03	5.245	5.225	5.165	5.148	5.118	5.092	5.068	5.037	4.991
100:04	5.241	5.219	5.155	5.137	5.104	5.076	5.051	5.018	4.969
100:05	5.236	5.213	5.145	5.125	5.091	5.061	5.034	4.999	4.947
100:06	5.232	5.207	5.135	5.114	5.078	5.046	5.018	4.980	4.925

100:07	5.228	5.202	5.125	5.103	5.064	5.031	5.001	4.961	4.903
100:08	5.223	5.196	5.115	5.092	5.051	5.016	4.984	4.942	4.881
100:09	5.219	5.190	5.105	5.081	5.038	5.001	4.967	4.923	4.859
100:10	5.215	5.184	5.095	5.069	5.024	4.985	4.951	4.904	4.836
100:11	5.210	5.178	5.085	5.058	5.011	4.970	4.934	4.885	4.814
100:12	5.206	5.173	5.075	5.047	4.998	4.955	4.917	4.866	4.792
100:13	5.201	5.167	5.065	5.036	4.985	4.940	4.900	4.847	4.770
100:14	5.197	5.161	5.055	5.025	4.971	4.925	4.884	4.828	4.748

100:15	5.193	5.155	5.045	5.013	4.958	4.910	4.867	4.809	4.726
100:16	5.188	5.150	5.035	5.002	4.945	4.895	4.850	4.790	4.704
100:17	5.184	5.144	5.025	4.991	4.932	4.880	4.833	4.772	4.682
100:18	5.180	5.138	5.015	4.980	4.918	4.865	4.817	4.753	4.660
100:19	5.175	5.132	5.005	4.969	4.905	4.850	4.800	4.734	4.638
100:20	5.171	5.126	4.995	4.958	4.892	4.835	4.783	4.715	4.616
100:21	5.167	5.121	4.985	4.947	4.879	4.819	4.767	4.696	4.594
100:22	5.162	5.115	4.975	4.935	4.865	4.804	4.750	4.677	4.572
Avg Life	10.007	6.889	3.556	3.128	2.584	2.246	2.011	1.765	1.499
Duration	7.091	5.351	3.103	2.772	2.333	2.050	1.850	1.637	1.402
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	1/25	10/19	5/11	3/10	10/08	12/07	6/07	11/06	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:14:47 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A4	1,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

	Current	Settle			WAM	Pricing	Duration
Floor	Coupon	Date	Deal	WAC	Speed	@	Px
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	100:07

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
99:23	5.298	5.295	5.286	5.283	5.278	5.274	5.270	5.266	5.259
99:24	5.294	5.289	5.275	5.272	5.265	5.259	5.254	5.247	5.236
99:25	5.289	5.283	5.265	5.260	5.251	5.244	5.237	5.227	5.214
99:26	5.285	5.277	5.255	5.249	5.238	5.228	5.220	5.208	5.192
99:27	5.280	5.271	5.245	5.238	5.225	5.213	5.203	5.189	5.169
99:28	5.276	5.266	5.235	5.226	5.211	5.198	5.186	5.170	5.147
99:29	5.272	5.260	5.225	5.215	5.198	5.183	5.169	5.151	5.125
99:30	5.267	5.254	5.215	5.204	5.184	5.167	5.152	5.132	5.103

99:31	5.263	5.248	5.205	5.193	5.171	5.152	5.135	5.113	5.080
100:00	5.258	5.242	5.195	5.181	5.158	5.137	5.119	5.094	5.058
100:01	5.254	5.237	5.185	5.170	5.144	5.122	5.102	5.075	5.036
100:02	5.250	5.231	5.175	5.159	5.131	5.107	5.085	5.056	5.014
100:03	5.245	5.225	5.165	5.148	5.118	5.092	5.068	5.037	4.991
100:04	5.241	5.219	5.155	5.137	5.104	5.076	5.051	5.018	4.969
100:05	5.236	5.213	5.145	5.125	5.091	5.061	5.034	4.999	4.947
100:06	5.232	5.207	5.135	5.114	5.078	5.046	5.018	4.980	4.925

100:07	5.228	5.202	5.125	5.103	5.064	5.031	5.001	4.961	4.903
100:08	5.223	5.196	5.115	5.092	5.051	5.016	4.984	4.942	4.881
100:09	5.219	5.190	5.105	5.081	5.038	5.001	4.967	4.923	4.859
100:10	5.215	5.184	5.095	5.069	5.024	4.985	4.951	4.904	4.836
100:11	5.210	5.178	5.085	5.058	5.011	4.970	4.934	4.885	4.814
100:12	5.206	5.173	5.075	5.047	4.998	4.955	4.917	4.866	4.792
100:13	5.201	5.167	5.065	5.036	4.985	4.940	4.900	4.847	4.770
100:14	5.197	5.161	5.055	5.025	4.971	4.925	4.884	4.828	4.748

100:15	5.193	5.155	5.045	5.013	4.958	4.910	4.867	4.809	4.726
100:16	5.188	5.150	5.035	5.002	4.945	4.895	4.850	4.790	4.704
100:17	5.184	5.144	5.025	4.991	4.932	4.880	4.833	4.772	4.682
100:18	5.180	5.138	5.015	4.980	4.918	4.865	4.817	4.753	4.660
100:19	5.175	5.132	5.005	4.969	4.905	4.850	4.800	4.734	4.638
100:20	5.171	5.126	4.995	4.958	4.892	4.835	4.783	4.715	4.616
100:21	5.167	5.121	4.985	4.947	4.879	4.819	4.767	4.696	4.594
100:22	5.162	5.115	4.975	4.935	4.865	4.804	4.750	4.677	4.572
Avg Life	10.007	6.889	3.556	3.128	2.584	2.246	2.011	1.765	1.499
Duration	7.091	5.351	3.103	2.772	2.333	2.050	1.850	1.637	1.402
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	1/25	10/19	5/11	3/10	10/08	12/07	6/07	11/06	5/06
UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:15:06 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A5	13,090,000.00	5.25000	24	1.000000		-1.0000	-	-	-

	Current	Settle			WAM	Pricing	Duration
Floor	Coupon	Date	Deal	WAC	Speed	@	Px
-	0.0000	11/28/03	30 year	5.52	359.00	250.0PSA	85:28

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
85:12	5.960	6.049	6.473	6.666	7.166	7.859	8.440	9.159	10.243
85:13	5.959	6.048	6.470	6.663	7.161	7.853	8.432	9.150	10.232
85:14	5.957	6.046	6.467	6.660	7.157	7.847	8.425	9.141	10.220
85:15	5.956	6.044	6.464	6.657	7.152	7.841	8.417	9.132	10.208
85:16	5.954	6.042	6.462	6.653	7.148	7.835	8.410	9.123	10.196
85:17	5.953	6.041	6.459	6.650	7.143	7.829	8.402	9.113	10.184
85:18	5.951	6.039	6.456	6.647	7.139	7.823	8.395	9.104	10.173
85:19	5.949	6.037	6.453	6.644	7.135	7.817	8.387	9.095	10.161

85:20	5.948	6.035	6.451	6.640	7.130	7.811	8.380	9.086	10.149
85:21	5.946	6.034	6.448	6.637	7.126	7.805	8.373	9.077	10.137
85:22	5.945	6.032	6.445	6.634	7.121	7.799	8.365	9.067	10.125
85:23	5.943	6.030	6.442	6.631	7.117	7.793	8.358	9.058	10.114
85:24	5.942	6.028	6.439	6.627	7.112	7.786	8.350	9.049	10.102
85:25	5.940	6.027	6.437	6.624	7.108	7.780	8.343	9.040	10.090
85:26	5.939	6.025	6.434	6.621	7.104	7.774	8.335	9.031	10.078
85:27	5.937	6.023	6.431	6.618	7.099	7.768	8.328	9.022	10.067

85:28	5.936	6.021	6.428	6.615	7.095	7.762	8.321	9.013	10.055
85:29	5.934	6.020	6.426	6.611	7.090	7.756	8.313	9.003	10.043
85:30	5.933	6.018	6.423	6.608	7.086	7.750	8.306	8.994	10.031
85:31	5.931	6.016	6.420	6.605	7.082	7.744	8.298	8.985	10.020
86:00	5.929	6.014	6.417	6.602	7.077	7.738	8.291	8.976	10.008
86:01	5.928	6.013	6.415	6.598	7.073	7.732	8.283	8.967	9.996
86:02	5.926	6.011	6.412	6.595	7.068	7.726	8.276	8.958	9.985
86:03	5.925	6.009	6.409	6.592	7.064	7.720	8.269	8.949	9.973

86:04	5.923	6.007	6.406	6.589	7.060	7.714	8.261	8.940	9.961
86:05	5.922	6.006	6.404	6.586	7.055	7.708	8.254	8.930	9.949
86:06	5.920	6.004	6.401	6.582	7.051	7.702	8.246	8.921	9.938
86:07	5.919	6.002	6.398	6.579	7.046	7.696	8.239	8.912	9.926
86:08	5.917	6.000	6.395	6.576	7.042	7.690	8.232	8.903	9.914
86:09	5.916	5.999	6.393	6.573	7.038	7.684	8.224	8.894	9.903
86:10	5.914	5.997	6.390	6.570	7.033	7.678	8.217	8.885	9.891
86:11	5.913	5.995	6.387	6.566	7.029	7.672	8.209	8.876	9.879
Avg Life	25.495	22.420	14.565	12.460	8.954	6.295	5.107	4.150	3.244
Duration	23.535	20.684	13.117	11.235	8.204	5.992	4.878	3.962	3.085
First Pay	1/25	9/20	9/13	3/12	3/10	1/09	4/08	8/07	11/06
Last Pay	11/33	11/33	11/33	11/33	10/33	10/12	1/10	7/08	6/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:15:16 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A6	10,472,000.00	5.25000	24	1.000000		-1.0000	-	-	-

	Current	Settle			WAM	Pricing	Duration
Floor	Coupon	Date	Deal	WAC	Speed	@	Px
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	102:19

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
102:03	4.825	4.825	4.779	4.737	4.643	4.557	4.475	4.359	4.191
102:04	4.819	4.819	4.773	4.729	4.635	4.547	4.464	4.347	4.177
102:05	4.812	4.812	4.766	4.722	4.626	4.538	4.454	4.335	4.163
102:06	4.806	4.806	4.760	4.715	4.618	4.528	4.443	4.323	4.149
102:07	4.800	4.800	4.753	4.708	4.610	4.519	4.433	4.311	4.135
102:08	4.794	4.794	4.746	4.701	4.601	4.510	4.422	4.299	4.121
102:09	4.788	4.788	4.740	4.694	4.593	4.500	4.412	4.287	4.107
102:10	4.782	4.782	4.733	4.686	4.585	4.491	4.401	4.275	4.093

102:11	4.776	4.776	4.726	4.679	4.576	4.481	4.391	4.263	4.079
102:12	4.770	4.770	4.720	4.672	4.568	4.472	4.380	4.252	4.065
102:13	4.764	4.764	4.713	4.665	4.560	4.462	4.370	4.240	4.051
102:14	4.758	4.758	4.707	4.658	4.551	4.453	4.359	4.228	4.037
102:15	4.752	4.752	4.700	4.651	4.543	4.444	4.349	4.216	4.023
102:16	4.746	4.746	4.693	4.643	4.535	4.434	4.339	4.204	4.009
102:17	4.740	4.740	4.687	4.636	4.526	4.425	4.328	4.192	3.995
102:18	4.734	4.734	4.680	4.629	4.518	4.415	4.318	4.180	3.981

102:19	4.728	4.728	4.674	4.622	4.510	4.406	4.307	4.168	3.967
102:20	4.722	4.722	4.667	4.615	4.501	4.397	4.297	4.157	3.953
102:21	4.716	4.716	4.660	4.608	4.493	4.387	4.286	4.145	3.939
102:22	4.710	4.710	4.654	4.601	4.485	4.378	4.276	4.133	3.925
102:23	4.704	4.704	4.647	4.594	4.477	4.369	4.266	4.121	3.911
102:24	4.698	4.698	4.641	4.586	4.468	4.359	4.255	4.109	3.897
102:25	4.692	4.692	4.634	4.579	4.460	4.350	4.245	4.097	3.883
102:26	4.686	4.686	4.628	4.572	4.452	4.340	4.234	4.085	3.869

102:27	4.680	4.680	4.621	4.565	4.443	4.331	4.224	4.074	3.856
102:28	4.674	4.674	4.614	4.558	4.435	4.322	4.214	4.062	3.842
102:29	4.668	4.668	4.608	4.551	4.427	4.312	4.203	4.050	3.828
102:30	4.662	4.662	4.601	4.544	4.419	4.303	4.193	4.038	3.814
102:31	4.656	4.656	4.595	4.537	4.410	4.294	4.183	4.026	3.800
103:00	4.650	4.650	4.588	4.530	4.402	4.284	4.172	4.015	3.786
103:01	4.644	4.644	4.582	4.522	4.394	4.275	4.162	4.003	3.772
103:02	4.638	4.638	4.575	4.515	4.386	4.266	4.151	3.991	3.758
Avg Life	6.190	6.190	5.504	4.999	4.180	3.636	3.238	2.806	2.353
Duration	5.037	5.037	4.601	4.253	3.652	3.231	2.912	2.557	2.173
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	2/15	2/15	11/11	9/10	3/09	5/08	10/07	2/07	7/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:19:30 pm November 17, 2003
Fixed Income Research	MAST0311H 30 year 5.7	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A1	101,083,605.38	5.50000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ Px
-	5.5000	11/28/03	30 year	5.69	358.00	250.0PSA	99:01

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	600	750	1000
98:17	5.691	5.717	5.799	5.826	5.880	5.933	5.984	6.059	6.170
98:18	5.687	5.712	5.792	5.818	5.871	5.922	5.972	6.044	6.153
98:19	5.683	5.708	5.785	5.811	5.862	5.912	5.960	6.030	6.136
98:20	5.680	5.704	5.778	5.803	5.853	5.901	5.948	6.016	6.118
98:21	5.676	5.699	5.772	5.796	5.844	5.890	5.936	6.002	6.101
98:22	5.673	5.695	5.765	5.788	5.835	5.880	5.924	5.988	6.084
98:23	5.669	5.690	5.758	5.781	5.826	5.869	5.912	5.974	6.066
98:24	5.665	5.686	5.752	5.773	5.817	5.859	5.900	5.960	6.049

98:25	5.662	5.682	5.745	5.766	5.808	5.848	5.888	5.945	6.032
98:26	5.658	5.677	5.738	5.758	5.799	5.838	5.876	5.931	6.015
98:27	5.654	5.673	5.731	5.751	5.790	5.827	5.864	5.917	5.997
98:28	5.651	5.669	5.725	5.744	5.781	5.817	5.852	5.903	5.980
98:29	5.647	5.664	5.718	5.736	5.772	5.806	5.840	5.889	5.963
98:30	5.644	5.660	5.711	5.729	5.763	5.796	5.828	5.875	5.945
98:31	5.640	5.656	5.705	5.721	5.754	5.785	5.816	5.861	5.928
99:00	5.636	5.651	5.698	5.714	5.745	5.775	5.804	5.847	5.911

99:01	5.633	5.647	5.691	5.706	5.736	5.764	5.792	5.833	5.894
99:02	5.629	5.642	5.685	5.699	5.727	5.754	5.780	5.819	5.876
99:03	5.625	5.638	5.678	5.691	5.718	5.743	5.768	5.805	5.859
99:04	5.622	5.634	5.671	5.684	5.709	5.733	5.756	5.791	5.842
99:05	5.618	5.629	5.665	5.676	5.700	5.722	5.745	5.777	5.825
99:06	5.615	5.625	5.658	5.669	5.691	5.712	5.733	5.763	5.808
99:07	5.611	5.621	5.651	5.662	5.682	5.702	5.721	5.749	5.790
99:08	5.607	5.616	5.645	5.654	5.673	5.691	5.709	5.735	5.773

99:09	5.604	5.612	5.638	5.647	5.664	5.681	5.697	5.721	5.756
99:10	5.600	5.608	5.631	5.639	5.655	5.670	5.685	5.707	5.739
99:11	5.597	5.603	5.625	5.632	5.646	5.660	5.673	5.693	5.722
99:12	5.593	5.599	5.618	5.624	5.637	5.649	5.661	5.679	5.705
99:13	5.589	5.595	5.611	5.617	5.628	5.639	5.649	5.665	5.688
99:14	5.586	5.590	5.605	5.610	5.619	5.628	5.638	5.651	5.670
99:15	5.582	5.586	5.598	5.602	5.610	5.618	5.626	5.637	5.653
99:16	5.579	5.582	5.592	5.595	5.601	5.608	5.614	5.623	5.636
Avg Life	14.205	11.038	6.244	5.418	4.283	3.552	3.045	2.522	2.012
Duration	8.693	7.218	4.708	4.217	3.497	2.998	2.632	2.236	1.824
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	9/33	9/33	9/33	9/33	9/33	9/33	9/33	5/30	1/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:22:25 pm November 17, 2003
Fixed Income Research	MAST0311J 30 year 6.9	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
10A1	158,154,979.89	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.0000	10/30/03	30 year	5.57	194.68	250.0PSA	90:00

Senior Bond, 98.46 percent of deal

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.590	7.005	7.694	8.421	8.912
Avg Life	8.995	6.866	4.861	3.675	3.144
Duration	6.441	5.038	3.705	2.901	2.533
First Pay	11/03	11/03	11/03	11/03	11/03
Last Pay	10/18	10/18	10/18	10/18	10/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:24:43 pm November 17, 2003
Fixed Income Research	MAST0311A 30 year 4.9	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	139,529,848.06	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	11/28/03	30 year	5.44	359.00	225.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.257	6.736	7.497	8.238	8.711
Avg Life	18.874	11.039	6.294	4.347	3.620
Duration	10.366	6.836	4.453	3.336	2.879
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	10/33	10/33	10/33	10/33	10/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:39:49 pm November 17, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	25,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.528	7.014	7.923	8.561	9.056
Avg Life	18.996	11.047	5.800	4.279	3.547
Duration	10.185	6.714	4.121	3.251	2.797
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	10/33	10/33	10/33	10/33	10/33

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	21,582,000.00	5.50000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ Px
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.636	7.545	9.214	10.168	10.828
Avg Life	15.933	6.906	3.259	2.512	2.172
Duration	9.165	4.948	2.703	2.144	1.874
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	10/29	12/19	9/10	9/08	11/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:39:49 pm November 17, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	1,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.636	7.545	9.214	10.168	10.828
Avg Life	15.933	6.906	3.259	2.512	2.172
Duration	9.165	4.948	2.703	2.144	1.874
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	10/29	12/19	9/10	9/08	11/07

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	1,436,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.328	6.519	7.327	7.950	8.373
Avg Life	26.359	17.049	7.214	5.035	4.182
Duration	12.905	10.403	5.678	4.198	3.565
First Pay	10/29	12/19	9/10	9/08	11/07
Last Pay	8/30	11/21	7/11	3/09	3/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:39:49 pm November 17, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A5	10,238,818.00	1.62000	0	1.000000	1ML	1.1000	0.50000	1.00000	8.00000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
0.00000	1.6200	11/28/03	1ML30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	2.366	3.184	4.830	5.794	6.455
Avg Life	16.560	7.516	3.497	2.664	2.293
Duration	13.589	6.486	3.188	2.455	2.120
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	8/30	12/21	7/11	3/09	3/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A12	10,238,818.00	6.38000	0	1.000000	1ML	1.1000	7.50000	-1.00000	7.50000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
0.00000	6.3800	11/28/03	1ML30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	1.707	-9.799	-41.052	-61.505	-74.709
Avg Life	16.560	7.516	3.497	2.664	2.293
Duration	9.174	7.568	4.821	4.145	3.928
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	8/30	12/21	7/11	3/09	3/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:39:49 pm November 17, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A6	102,388,182.00	5.25000	24	1.000000	-1.0000	-	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.335	7.155	8.730	9.663	10.304
Avg Life	16.560	7.516	3.497	2.664	2.293
Duration	9.586	5.312	2.886	2.271	1.979
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	8/30	12/21	7/11	3/09	3/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A7	20,494,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.312	6.418	6.985	7.565	7.995
Avg Life	27.775	20.953	9.545	6.196	4.932
Duration	13.173	11.599	7.027	5.001	4.119
First Pay	8/30	11/21	7/11	3/09	3/08
Last Pay	8/32	3/28	2/16	4/11	7/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:39:49 pm November 17, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 5

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A8	12,396,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.296	6.323	6.554	6.937	7.473
Avg Life	29.282	26.882	16.455	10.213	6.560
Duration	13.436	12.991	10.025	7.251	5.242
First Pay	7/32	1/28	12/15	3/11	7/09
Last Pay	10/33	10/33	10/33	10/33	3/12

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A9	16,927,200.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.468	6.645	6.877	7.001	7.093
Avg Life	20.284	15.245	11.153	9.723	8.876
Duration	10.897	9.132	7.550	6.919	6.511
First Pay	12/08	12/08	12/08	12/08	12/08
Last Pay	10/33	10/33	10/33	10/33	10/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:39:49 pm November 17, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 6

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A10	1,880,800.00	5.50000	24	1.000000		-1.0000	-	-	-
Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.468	6.645	6.877	7.001	7.093
Avg Life	20.284	15.245	11.153	9.723	8.876
Duration	10.897	9.132	7.550	6.919	6.511
First Pay	12/08	12/08	12/08	12/08	12/08
Last Pay	10/33	10/33	10/33	10/33	9/33

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A11	1,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.468	6.645	6.877	7.001	7.093
Avg Life	20.284	15.245	11.153	9.723	8.876
Duration	10.897	9.132	7.550	6.919	6.511
First Pay	12/08	12/08	12/08	12/08	12/08
Last Pay	10/33	10/33	10/33	10/33	9/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:48:52 pm November 17, 2003
Fixed Income Research	MAST0311C 30 year 4.8	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	62,037,000.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	4.5000	11/28/03	30 year	5.00	179.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.132	6.515	7.239	7.769	8.189
Avg Life	8.408	6.602	4.633	3.776	3.285
Duration	6.257	5.014	3.652	3.051	2.701
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	10/18	10/18	10/18	10/18	10/18

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A2	6,500,000.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	4.5000	11/28/03	30 year	5.00	179.00	250.0PSA	90:00

super senior

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.132	6.515	7.239	7.769	8.189
Avg Life	8.408	6.602	4.633	3.776	3.285
Duration	6.257	5.014	3.652	3.051	2.701
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	10/18	10/18	10/18	10/18	10/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:48:52 November 17, 2003
Fixed Income Research	MAST0311C 30 year 4.8	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A3	1,000,000.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	4.5000	11/28/03	30 year	5.00	179.00	250.0PSA	90:00

mezz pt

Price	PSA	PSA	PSA	PSA	PSA
	0	100	275	400	500
90:00	6.132	6.515	7.239	7.769	8.189
Avg Life	8.408	6.602	4.633	3.776	3.285
Duration	6.257	5.014	3.652	3.051	2.701
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	10/18	10/18	10/18	10/18	10/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:03:00 pm November 17, 2003
Fixed Income Research	MAST0311D 30 year 5.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	46,441,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.0000	11/28/03	30 year	5.49	358.32	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	5.982	6.459	7.222	7.968	8.444
Avg Life	18.860	11.033	6.288	4.340	3.613
Duration	10.617	6.954	4.500	3.358	2.893
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	11/33	11/33	11/33	11/33	10/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:08:31 pm November 17, 2003
Fixed Income Research	MAST0311E 30 year 5.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	27,589,900.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.72	238.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.588	7.017	7.712	8.417	8.877
Avg Life	11.783	8.344	5.522	4.050	3.438
Duration	7.710	5.736	4.062	3.142	2.740
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	9/23	9/23	9/23	9/23	9/23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A2	1,452,100.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.72	238.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.588	7.017	7.712	8.417	8.877
Avg Life	11.783	8.344	5.522	4.050	3.438
Duration	7.710	5.736	4.062	3.142	2.740
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	9/23	9/23	9/23	9/23	9/23

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:21:27 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A1	83,720,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.370	7.269	8.669	9.775	10.391
Avg Life	15.738	6.889	3.556	2.584	2.246
Duration	9.276	5.012	2.941	2.216	1.947
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	9/29	10/19	5/11	10/08	12/07

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A3	20,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	90:00

super senior

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.370	7.269	8.669	9.775	10.391
Avg Life	15.738	6.889	3.556	2.584	2.246
Duration	9.276	5.012	2.941	2.216	1.947
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	9/29	10/19	5/11	10/08	12/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:21:27 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond		Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A4	1,000,000.00	5.25000	24		1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	90:00

Mezz

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.370	7.269	8.669	9.775	10.391
Avg Life	15.738	6.889	3.556	2.584	2.246
Duration	9.276	5.012	2.941	2.216	1.947
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	9/29	10/19	5/11	10/08	12/07

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A6	10,472,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	7.404	7.404	7.589	8.163	8.530
Avg Life	6.190	6.190	5.504	4.180	3.636
Duration	4.715	4.715	4.349	3.489	3.095
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	2/15	2/15	11/11	3/09	5/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:21:27 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 3

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A7	11,152,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.322	6.338	6.796	7.403	7.787
Avg Life	15.191	14.782	8.831	5.817	4.790
Duration	9.831	9.685	6.735	4.791	4.048
First Pay	2/15	2/15	11/11	3/09	5/08
Last Pay	7/22	8/20	8/13	3/10	1/09

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A5	13,090,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing	Duration @ PX
-	0.0000	11/28/03	30 year	5.52	359.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	5.709	5.796	6.073	6.527	6.985
Avg Life	27.971	22.420	14.565	8.954	6.295
Duration	25.244	20.732	13.181	8.258	6.019
First Pay	9/29	9/20	9/13	3/10	1/09
Last Pay	11/33	11/33	11/33	10/33	10/12

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:21:27 pm November 17, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 4

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A2	15,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.195	6.371	6.574	6.719	6.797
Avg Life	20.257	15.239	11.571	9.807	9.072
Duration	11.145	9.310	7.851	7.062	6.702
irst Pay	12/08	12/08	12/08	12/08	12/08
Last Pay	11/33	11/33	11/33	10/33	10/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		10:18:39 pm November 17, 2003
Fixed Income Research	MAST0311H 30 year 5.7	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A1	101,083,605.38	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
-	5.5000	11/28/03	30 year	5.69	358.00	250.0PSA	90:00

Senior Bond, 95.36 percent of deal

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500
90:00	6.529	7.015	7.793	8.558	9.050
Avg Life	18.973	11.038	6.244	4.283	3.552
Duration	10.171	6.709	4.361	3.255	2.801
First Pay	12/03	12/03	12/03	12/03	12/03
Last Pay	9/33	9/33	9/33	9/33	9/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:32:48 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	25,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ Px
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	99:28

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
99:12	5.593	5.599	5.612	5.618	5.621	5.637	5.649	5.673	5.705
99:13	5.589	5.595	5.606	5.611	5.614	5.628	5.639	5.660	5.688
99:14	5.586	5.590	5.600	5.605	5.607	5.619	5.629	5.647	5.671
99:15	5.582	5.586	5.594	5.598	5.600	5.610	5.618	5.633	5.654
99:16	5.579	5.582	5.588	5.592	5.593	5.601	5.608	5.620	5.636
99:17	5.575	5.577	5.582	5.585	5.586	5.592	5.597	5.607	5.619
99:18	5.572	5.573	5.577	5.578	5.579	5.584	5.587	5.593	5.602
99:19	5.568	5.569	5.571	5.572	5.572	5.575	5.577	5.580	5.585

99:20	5.564	5.565	5.565	5.565	5.565	5.566	5.566	5.567	5.568
99:21	5.561	5.560	5.559	5.559	5.558	5.557	5.556	5.554	5.551
99:22	5.557	5.556	5.553	5.552	5.551	5.548	5.545	5.540	5.534
99:23	5.554	5.552	5.547	5.545	5.544	5.539	5.535	5.527	5.517
99:24	5.550	5.547	5.542	5.539	5.537	5.530	5.525	5.514	5.500
99:25	5.546	5.543	5.536	5.532	5.530	5.521	5.514	5.501	5.482
99:26	5.543	5.539	5.530	5.526	5.523	5.512	5.504	5.487	5.465
99:27	5.539	5.534	5.524	5.519	5.516	5.504	5.494	5.474	5.448

99:28	5.536	5.530	5.518	5.512	5.509	5.495	5.483	5.461	5.431
99:29	5.532	5.526	5.513	5.506	5.502	5.486	5.473	5.448	5.414
99:30	5.529	5.522	5.507	5.499	5.496	5.477	5.463	5.435	5.397
99:31	5.525	5.517	5.501	5.493	5.489	5.468	5.452	5.421	5.380
100:00	5.522	5.513	5.495	5.486	5.482	5.459	5.442	5.408	5.363
100:01	5.518	5.509	5.489	5.480	5.475	5.450	5.432	5.395	5.346
100:02	5.514	5.504	5.484	5.473	5.468	5.442	5.421	5.382	5.329
100:03	5.511	5.500	5.478	5.466	5.461	5.433	5.411	5.369	5.312

100:04	5.507	5.496	5.472	5.460	5.454	5.424	5.401	5.356	5.295
100:05	5.504	5.492	5.466	5.453	5.447	5.415	5.390	5.343	5.278
100:06	5.500	5.487	5.461	5.447	5.440	5.406	5.380	5.329	5.261
100:07	5.497	5.483	5.455	5.440	5.433	5.397	5.370	5.316	5.244
100:08	5.493	5.479	5.449	5.434	5.426	5.389	5.359	5.303	5.227
100:09	5.490	5.475	5.443	5.427	5.419	5.380	5.349	5.290	5.210
100:10	5.486	5.470	5.437	5.421	5.412	5.371	5.339	5.277	5.193
100:11	5.483	5.466	5.432	5.414	5.405	5.362	5.329	5.264	5.176
Avg Life	14.219	11.047	7.351	6.243	5.800	4.279	3.547	2.667	2.006
Duration	8.751	7.268	5.367	4.739	4.477	3.516	3.012	2.360	1.828
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	10/33	10/33	10/33	10/33	10/33	10/33	10/33	10/31	1/09
UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:35:12 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A10	1,880,800.00	5.50000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	98:21

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
98:05	5.707	5.719	5.740	5.749	5.753	5.771	5.785	5.858	5.984
98:06	5.704	5.716	5.736	5.745	5.749	5.767	5.780	5.852	5.975
98:07	5.701	5.712	5.732	5.741	5.745	5.762	5.776	5.845	5.966
98:08	5.698	5.709	5.729	5.737	5.741	5.758	5.771	5.839	5.957
98:09	5.695	5.706	5.725	5.733	5.737	5.754	5.766	5.833	5.948
98:10	5.691	5.702	5.721	5.729	5.733	5.749	5.761	5.826	5.939
98:11	5.688	5.699	5.717	5.725	5.729	5.745	5.757	5.820	5.930
98:12	5.685	5.696	5.714	5.721	5.725	5.740	5.752	5.814	5.921

98:13	5.682	5.692	5.710	5.717	5.721	5.736	5.747	5.808	5.912
98:14	5.679	5.689	5.706	5.713	5.717	5.731	5.742	5.801	5.903
98:15	5.676	5.686	5.702	5.709	5.713	5.727	5.738	5.795	5.894
98:16	5.673	5.682	5.699	5.705	5.709	5.723	5.733	5.789	5.885
98:17	5.670	5.679	5.695	5.701	5.705	5.718	5.728	5.783	5.876
98:18	5.667	5.676	5.691	5.698	5.701	5.714	5.724	5.776	5.867
98:19	5.664	5.673	5.687	5.694	5.697	5.709	5.719	5.770	5.858
98:20	5.661	5.669	5.684	5.690	5.692	5.705	5.714	5.764	5.850

98:21	5.658	5.666	5.680	5.686	5.688	5.700	5.710	5.758	5.841
98:22	5.655	5.663	5.676	5.682	5.684	5.696	5.705	5.751	5.832
98:23	5.652	5.659	5.672	5.678	5.680	5.692	5.700	5.745	5.823
98:24	5.649	5.656	5.669	5.674	5.676	5.687	5.695	5.739	5.814
98:25	5.646	5.653	5.665	5.670	5.672	5.683	5.691	5.733	5.805
98:26	5.643	5.649	5.661	5.666	5.668	5.678	5.686	5.726	5.796
98:27	5.640	5.646	5.657	5.662	5.664	5.674	5.681	5.720	5.787
98:28	5.637	5.643	5.654	5.658	5.660	5.670	5.677	5.714	5.778

98:29	5.634	5.640	5.650	5.654	5.656	5.665	5.672	5.708	5.769
98:30	5.631	5.636	5.646	5.650	5.652	5.661	5.667	5.701	5.760
98:31	5.628	5.633	5.642	5.646	5.648	5.656	5.663	5.695	5.752
99:00	5.624	5.630	5.639	5.642	5.644	5.652	5.658	5.689	5.743
99:01	5.621	5.626	5.635	5.639	5.640	5.648	5.653	5.683	5.734
99:02	5.618	5.623	5.631	5.635	5.636	5.643	5.649	5.677	5.725
99:03	5.615	5.620	5.627	5.631	5.632	5.639	5.644	5.670	5.716
99:04	5.612	5.617	5.624	5.627	5.628	5.634	5.639	5.664	5.707
Avg Life	17.372	15.245	12.466	11.540	11.153	9.723	8.876	6.160	4.061
Duration	10.362	9.549	8.413	8.007	7.832	7.147	6.706	5.049	3.536
First Pay	12/08	12/08	12/08	12/08	12/08	12/08	12/08	9/08	4/07
Last Pay	10/33	10/33	10/33	10/33	10/33	10/33	9/33	6/31	1/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, © 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:35:23 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A11	1,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ Px
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	98:21

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
98:05	5.707	5.719	5.740	5.749	5.753	5.771	5.785	5.858	5.984
98:06	5.704	5.716	5.736	5.745	5.749	5.767	5.780	5.852	5.975
98:07	5.701	5.712	5.732	5.741	5.745	5.762	5.776	5.845	5.966
98:08	5.698	5.709	5.729	5.737	5.741	5.758	5.771	5.839	5.957
98:09	5.695	5.706	5.725	5.733	5.737	5.754	5.766	5.833	5.948
98:10	5.691	5.702	5.721	5.729	5.733	5.749	5.761	5.826	5.939
98:11	5.688	5.699	5.717	5.725	5.729	5.745	5.757	5.820	5.930
98:12	5.685	5.696	5.714	5.721	5.725	5.740	5.752	5.814	5.921

98:13	5.682	5.692	5.710	5.717	5.721	5.736	5.747	5.808	5.912
98:14	5.679	5.689	5.706	5.713	5.717	5.731	5.742	5.801	5.903
98:15	5.676	5.686	5.702	5.709	5.713	5.727	5.738	5.795	5.894
98:16	5.673	5.682	5.699	5.705	5.709	5.723	5.733	5.789	5.885
98:17	5.670	5.679	5.695	5.701	5.705	5.718	5.728	5.783	5.876
98:18	5.667	5.676	5.691	5.698	5.701	5.714	5.724	5.776	5.867
98:19	5.664	5.673	5.687	5.694	5.697	5.709	5.719	5.770	5.858
98:20	5.661	5.669	5.684	5.690	5.692	5.705	5.714	5.764	5.850

98:21	5.658	5.666	5.680	5.686	5.688	5.700	5.710	5.758	5.841
98:22	5.655	5.663	5.676	5.682	5.684	5.696	5.705	5.751	5.832
98:23	5.652	5.659	5.672	5.678	5.680	5.692	5.700	5.745	5.823
98:24	5.649	5.656	5.669	5.674	5.676	5.687	5.695	5.739	5.814
98:25	5.646	5.653	5.665	5.670	5.672	5.683	5.691	5.733	5.805
98:26	5.643	5.649	5.661	5.666	5.668	5.678	5.686	5.726	5.796
98:27	5.640	5.646	5.657	5.662	5.664	5.674	5.681	5.720	5.787
98:28	5.637	5.643	5.654	5.658	5.660	5.670	5.677	5.714	5.778

98:29	5.634	5.640	5.650	5.654	5.656	5.665	5.672	5.708	5.769
98:30	5.631	5.636	5.646	5.650	5.652	5.661	5.667	5.701	5.760
98:31	5.628	5.633	5.642	5.646	5.648	5.656	5.663	5.695	5.752
99:00	5.624	5.630	5.639	5.642	5.644	5.652	5.658	5.689	5.743
99:01	5.621	5.626	5.635	5.639	5.640	5.648	5.653	5.683	5.734
99:02	5.618	5.623	5.631	5.635	5.636	5.643	5.649	5.677	5.725
99:03	5.615	5.620	5.627	5.631	5.632	5.639	5.644	5.670	5.716
99:04	5.612	5.617	5.624	5.627	5.628	5.634	5.639	5.664	5.707
Avg Life	17.372	15.245	12.466	11.540	11.153	9.723	8.876	6.160	4.061
Duration	10.362	9.549	8.413	8.007	7.832	7.147	6.706	5.049	3.536
First Pay	12/08	12/08	12/08	12/08	12/08	12/08	12/08	9/08	4/07
Last Pay	10/33	10/33	10/33	10/33	10/33	10/33	9/33	9/30	1/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:34:16 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A12	10,238,818.00	6.38000	0	1.000000	1ML	1.1000	7.50000	-1.00000	7.50000

Floor	Current	Settle				Pricing	Duration
Coupon	Date	Date	Deal	WAC	WAM	Speed	@ PX
0.00000	6.3800	11/28/03	1ML30 year	5.78	357.37	250.0PSA	8:08

PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
50	100	200	250	275	400	500	700	1000
92.320	89.123	82.389	78.830	77.006	67.605	60.005	45.153	24.571
91.858	88.658	81.915	78.350	76.522	67.105	59.494	44.627	24.037
91.401	88.197	81.444	77.873	76.043	66.609	58.988	44.105	23.507
90.947	87.740	80.978	77.401	75.567	66.118	58.486	43.588	22.981
90.498	87.288	80.516	76.933	75.096	65.631	57.988	43.075	22.460
90.053	86.839	80.059	76.470	74.629	65.147	57.494	42.566	21.943
89.611	86.394	79.605	76.010	74.166	64.668	57.004	42.062	21.430
89.174	85.954	79.155	75.554	73.707	64.193	56.518	41.561	20.921

88.741	85.517	78.709	75.102	73.252	63.722	56.036	41.064	20.416
88.311	85.084	78.267	74.654	72.801	63.255	55.558	40.571	19.916
87.885	84.655	77.829	74.210	72.353	62.791	55.084	40.083	19.419
87.464	84.230	77.394	73.769	71.909	62.331	54.614	39.598	18.926
87.045	83.809	76.964	73.332	71.469	61.875	54.147	39.117	18.437
86.631	83.391	76.537	72.899	71.033	61.423	53.684	38.639	17.952
86.220	82.977	76.113	72.470	70.600	60.974	53.225	38.166	17.470
85.813	82.566	75.693	72.044	70.171	60.529	52.769	37.696	16.992

85.409	82.159	75.277	71.622	69.746	60.088	52.317	37.229	16.518
85.009	81.756	74.864	71.203	69.323	59.650	51.869	36.766	16.048
84.612	81.355	74.455	70.787	68.905	59.215	51.424	36.307	15.581
84.218	80.959	74.049	70.375	68.490	58.784	50.983	35.851	15.117
83.828	80.565	73.646	69.966	68.078	58.356	50.544	35.399	14.657
83.441	80.175	73.247	69.561	67.669	57.932	50.110	34.950	14.201
83.058	79.788	72.851	69.159	67.264	57.511	49.678	34.505	13.748
82.677	79.405	72.458	68.760	66.862	57.093	49.250	34.062	13.298

82.300	79.025	72.069	68.364	66.463	56.678	48.825	33.623	12.852
81.926	78.647	71.682	67.972	66.067	56.267	48.403	33.188	12.409
81.555	78.273	71.299	67.582	65.674	55.858	47.985	32.755	11.969
81.188	77.902	70.918	67.196	65.285	55.453	47.569	32.326	11.532
80.823	77.534	70.541	66.813	64.898	55.051	47.157	31.900	11.099
80.461	77.169	70.167	66.432	64.514	54.651	46.747	31.477	10.668
80.102	76.807	69.796	66.055	64.134	54.255	46.341	31.057	10.241
79.746	76.448	69.427	65.681	63.756	53.862	45.938	30.640	9.817
10.830	7.516	4.485 3.762		3.497	2.664	2.293	1.848	1.486
0.936	0.929	0.908 0.895		0.888	0.856	0.836	0.810	0.797
First Pay	12/03	12/03 12/03		12/03	12/03	12/03	12/03	12/03

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, © 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:33:41 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	1,000,000.00	5.50000	24	1.000000	-1.0000	-	-		-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	101:03

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
100:19	5.427	5.383	5.291	5.248	5.228	5.141	5.080	4.976	4.844
100:20	5.423	5.377	5.282	5.238	5.218	5.127	5.065	4.957	4.821
100:21	5.419	5.371	5.273	5.228	5.207	5.113	5.049	4.938	4.798
100:22	5.414	5.365	5.264	5.218	5.196	5.100	5.033	4.919	4.775
100:23	5.410	5.359	5.255	5.208	5.185	5.086	5.018	4.900	4.752
100:24	5.405	5.354	5.247	5.197	5.174	5.072	5.002	4.881	4.729
100:25	5.401	5.348	5.238	5.187	5.164	5.059	4.987	4.862	4.705
100:26	5.397	5.342	5.229	5.177	5.153	5.045	4.971	4.843	4.682

100:27	5.392	5.336	5.220	5.167	5.142	5.032	4.956	4.824	4.659
100:28	5.388	5.330	5.211	5.157	5.131	5.018	4.940	4.805	4.636
100:29	5.383	5.325	5.203	5.147	5.121	5.004	4.925	4.787	4.613
100:30	5.379	5.319	5.194	5.137	5.110	4.991	4.909	4.768	4.590
100:31	5.375	5.313	5.185	5.126	5.099	4.977	4.893	4.749	4.567
101:00	5.370	5.307	5.176	5.116	5.088	4.964	4.878	4.730	4.544
101:01	5.366	5.301	5.168	5.106	5.077	4.950	4.862	4.711	4.521
101:02	5.362	5.296	5.159	5.096	5.067	4.936	4.847	4.692	4.498

101:03	5.357	5.290	5.150	5.086	5.056	4.923	4.831	4.673	4.474
101:04	5.353	5.284	5.141	5.076	5.045	4.909	4.816	4.655	4.451
101:05	5.349	5.278	5.133	5.066	5.035	4.896	4.800	4.636	4.428
101:06	5.344	5.272	5.124	5.056	5.024	4.882	4.785	4.617	4.405
101:07	5.340	5.267	5.115	5.046	5.013	4.869	4.769	4.598	4.382
101:08	5.336	5.261	5.106	5.036	5.002	4.855	4.754	4.579	4.359
101:09	5.331	5.255	5.098	5.025	4.992	4.842	4.739	4.561	4.336
101:10	5.327	5.249	5.089	5.015	4.981	4.828	4.723	4.542	4.314

101:11	5.323	5.244	5.080	5.005	4.970	4.815	4.708	4.523	4.291
101:12	5.318	5.238	5.072	4.995	4.960	4.801	4.692	4.504	4.268
101:13	5.314	5.232	5.063	4.985	4.949	4.788	4.677	4.485	4.245
101:14	5.309	5.226	5.054	4.975	4.938	4.774	4.661	4.467	4.222
101:15	5.305	5.221	5.045	4.965	4.927	4.761	4.646	4.448	4.199
101:16	5.301	5.215	5.037	4.955	4.917	4.747	4.631	4.429	4.176
101:17	5.297	5.209	5.028	4.945	4.906	4.734	4.615	4.411	4.153
101:18	5.292	5.203	5.019	4.935	4.895	4.720	4.600	4.392	4.130
Avg Life	10.102	6.906	4.134	3.494	3.259	2.512	2.172	1.761	1.423
Duration	7.064	5.321	3.520	3.047	2.867	2.271	1.987	1.635	1.337
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	4/25	12/19	2/13	4/11	9/10	9/08	11/07	12/06	4/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:33:52 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	1,436,000.00	5.50000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	98:27

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
98:11	5.667	5.684	5.737	5.770	5.787	5.866	5.920	6.017	6.141
98:12	5.665	5.681	5.733	5.765	5.782	5.859	5.911	6.006	6.127
98:13	5.662	5.678	5.729	5.760	5.776	5.852	5.903	5.995	6.113
98:14	5.660	5.675	5.724	5.755	5.771	5.844	5.894	5.984	6.099
98:15	5.657	5.672	5.720	5.750	5.765	5.837	5.885	5.973	6.085
98:16	5.655	5.669	5.716	5.745	5.760	5.829	5.877	5.962	6.071
98:17	5.652	5.666	5.712	5.740	5.754	5.822	5.868	5.951	6.057
98:18	5.650	5.663	5.707	5.735	5.749	5.815	5.859	5.940	6.042

98:19	5.647	5.660	5.703	5.730	5.744	5.807	5.850	5.929	6.028
98:20	5.645	5.657	5.699	5.725	5.738	5.800	5.842	5.918	6.014
98:21	5.642	5.655	5.695	5.720	5.733	5.793	5.833	5.907	6.000
98:22	5.639	5.652	5.690	5.715	5.727	5.785	5.824	5.896	5.986
98:23	5.637	5.649	5.686	5.710	5.722	5.778	5.816	5.885	5.972
98:24	5.634	5.646	5.682	5.705	5.716	5.770	5.807	5.874	5.958
98:25	5.632	5.643	5.678	5.700	5.711	5.763	5.798	5.863	5.944
98:26	5.629	5.640	5.674	5.695	5.705	5.756	5.790	5.852	5.930

98:27	5.627	5.637	5.669	5.690	5.700	5.748	5.781	5.840	5.916
98:28	5.624	5.634	5.665	5.685	5.695	5.741	5.772	5.829	5.902
98:29	5.622	5.631	5.661	5.680	5.689	5.734	5.764	5.818	5.888
98:30	5.619	5.628	5.657	5.675	5.684	5.726	5.755	5.807	5.874
98:31	5.617	5.625	5.653	5.670	5.678	5.719	5.747	5.796	5.860
99:00	5.614	5.622	5.648	5.665	5.673	5.712	5.738	5.785	5.846
99:01	5.612	5.619	5.644	5.660	5.667	5.704	5.729	5.774	5.832
99:02	5.609	5.616	5.640	5.655	5.662	5.697	5.721	5.763	5.818

99:03	5.607	5.614	5.636	5.650	5.657	5.690	5.712	5.752	5.804
99:04	5.604	5.611	5.632	5.645	5.651	5.682	5.703	5.741	5.790
99:05	5.602	5.608	5.627	5.640	5.646	5.675	5.695	5.730	5.776
99:06	5.599	5.605	5.623	5.635	5.640	5.668	5.686	5.720	5.762
99:07	5.597	5.602	5.619	5.630	5.635	5.660	5.677	5.709	5.748
99:08	5.594	5.599	5.615	5.625	5.630	5.653	5.669	5.698	5.734
99:09	5.592	5.596	5.611	5.620	5.624	5.646	5.660	5.687	5.720
99:10	5.589	5.593	5.606	5.615	5.619	5.638	5.652	5.676	5.706
Avg Life	22.212	17.049	9.972	7.942	7.214	5.035	4.182	3.202	2.467
Duration	12.469	10.760	7.469	6.262	5.796	4.280	3.636	2.857	2.245
First Pay	4/25	12/19	2/13	4/11	9/10	9/08	11/07	12/06	4/06
Last Pay	11/26	11/21	8/14	5/12	7/11	3/09	3/08	3/07	6/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, © 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:34:06 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A5	10,238,818.00	1.62000	0	1.000000	1ML	1.1000	0.50000	1.00000	8.00000

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
0.00000	1.6200	11/28/03	1ML 30 year	5.78	357.37	250.0PSA	100:00

PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
50	100	200	250	275	400	500	700	1000
1.658	1.679	1.724	1.745	1.756	1.801	1.831	1.885	1.951
1.655	1.674	1.716	1.737	1.746	1.788	1.817	1.867	1.930
1.651	1.669	1.709	1.728	1.737	1.776	1.803	1.850	1.908
1.648	1.665	1.702	1.719	1.727	1.764	1.789	1.832	1.887
1.645	1.660	1.694	1.710	1.718	1.752	1.775	1.815	1.865
1.641	1.656	1.687	1.702	1.709	1.740	1.761	1.797	1.843
1.638	1.651	1.679	1.693	1.699	1.727	1.747	1.780	1.822
1.635	1.647	1.672	1.684	1.690	1.715	1.733	1.763	1.800

1.632	1.642	1.665	1.675	1.681	1.703	1.719	1.745	1.779
1.628	1.637	1.657	1.667	1.671	1.691	1.704	1.728	1.757
1.625	1.633	1.650	1.658	1.662	1.679	1.690	1.710	1.735
1.622	1.628	1.643	1.649	1.652	1.667	1.676	1.693	1.714
1.619	1.624	1.635	1.641	1.643	1.654	1.662	1.676	1.692
1.615	1.619	1.628	1.632	1.634	1.642	1.648	1.658	1.671
1.612	1.615	1.620	1.623	1.624	1.630	1.634	1.641	1.649
1.609	1.610	1.613	1.614	1.615	1.618	1.620	1.624	1.628

1.605	1.606	1.606	1.606	1.606	1.606	1.606	1.606	1.606
1.602	1.601	1.598	1.597	1.596	1.594	1.592	1.589	1.585
1.599	1.596	1.591	1.588	1.587	1.582	1.578	1.572	1.563
1.596	1.592	1.584	1.580	1.578	1.570	1.564	1.554	1.542
1.592	1.587	1.576	1.571	1.569	1.557	1.550	1.537	1.521
1.589	1.583	1.569	1.562	1.559	1.545	1.536	1.520	1.499
1.586	1.578	1.562	1.554	1.550	1.533	1.522	1.502	1.478
1.583	1.574	1.554	1.545	1.541	1.521	1.508	1.485	1.456

1.579	1.569	1.547	1.536	1.531	1.509	1.494	1.468	1.435
1.576	1.565	1.540	1.528	1.522	1.497	1.480	1.450	1.413
1.573	1.560	1.532	1.519	1.513	1.485	1.466	1.433	1.392
1.570	1.556	1.525	1.510	1.503	1.473	1.452	1.416	1.371
1.566	1.551	1.518	1.502	1.494	1.461	1.438	1.399	1.349
1.563	1.547	1.510	1.493	1.485	1.449	1.424	1.381	1.328
1.560	1.542	1.503	1.484	1.476	1.437	1.410	1.364	1.307
1.557	1.538	1.496	1.476	1.466	1.425	1.396	1.347	1.285
10.830	7.516	4.485	3.762	3.497	2.664	2.293	1.848	1.486
9.587	6.868	4.245	3.592	3.349	2.576	2.226	1.802	1.454
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
12/26	12/21	8/14	5/12	7/11	3/09	3/08	3/07	6/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:34:29 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A6	102,388,182.00	5.25000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.2500	11/28/03	30 year	5.78	357.37	250.0PSA	100:09

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
99:25	5.290	5.285	5.273	5.267	5.265	5.253	5.245	5.231	5.213
99:26	5.286	5.279	5.265	5.258	5.254	5.240	5.230	5.212	5.191
99:27	5.282	5.274	5.256	5.248	5.244	5.227	5.215	5.194	5.168
99:28	5.278	5.268	5.248	5.238	5.234	5.214	5.200	5.176	5.146
99:29	5.273	5.263	5.240	5.229	5.224	5.201	5.185	5.158	5.123
99:30	5.269	5.257	5.232	5.219	5.214	5.188	5.170	5.139	5.101
99:31	5.265	5.252	5.223	5.210	5.203	5.175	5.155	5.121	5.078
100:00	5.261	5.246	5.215	5.200	5.193	5.162	5.140	5.103	5.056

100:01	5.257	5.241	5.207	5.191	5.183	5.149	5.125	5.085	5.033
100:02	5.253	5.235	5.199	5.181	5.173	5.136	5.110	5.066	5.011
100:03	5.248	5.230	5.190	5.171	5.162	5.123	5.095	5.048	4.989
100:04	5.244	5.224	5.182	5.162	5.152	5.110	5.081	5.030	4.966
100:05	5.240	5.219	5.174	5.152	5.142	5.097	5.066	5.012	4.944
100:06	5.236	5.213	5.166	5.143	5.132	5.084	5.051	4.994	4.922
100:07	5.232	5.208	5.157	5.133	5.122	5.071	5.036	4.975	4.899
100:08	5.228	5.203	5.149	5.124	5.112	5.058	5.021	4.957	4.877

100:09	5.223	5.197	5.141	5.114	5.101	5.045	5.006	4.939	4.855
100:10	5.219	5.192	5.133	5.105	5.091	5.032	4.991	4.921	4.832
100:11	5.215	5.186	5.124	5.095	5.081	5.019	4.976	4.903	4.810
100:12	5.211	5.181	5.116	5.085	5.071	5.006	4.962	4.885	4.788
100:13	5.207	5.175	5.108	5.076	5.061	4.993	4.947	4.866	4.765
100:14	5.203	5.170	5.100	5.066	5.051	4.980	4.932	4.848	4.743
100:15	5.199	5.164	5.092	5.057	5.040	4.967	4.917	4.830	4.721
100:16	5.194	5.159	5.083	5.047	5.030	4.954	4.902	4.812	4.699

100:17	5.190	5.154	5.075	5.038	5.020	4.941	4.888	4.794	4.676
100:18	5.186	5.148	5.067	5.028	5.010	4.929	4.873	4.776	4.654
100:19	5.182	5.143	5.059	5.019	5.000	4.916	4.858	4.758	4.632
100:20	5.178	5.137	5.051	5.009	4.990	4.903	4.843	4.740	4.610
100:21	5.174	5.132	5.043	5.000	4.980	4.890	4.828	4.722	4.587
100:22	5.170	5.127	5.034	4.990	4.970	4.877	4.814	4.704	4.565
100:23	5.166	5.121	5.026	4.981	4.960	4.864	4.799	4.686	4.543
100:24	5.161	5.116	5.018	4.971	4.949	4.851	4.784	4.668	4.521
Avg Life	10.830	7.516	4.485	3.762	3.497	2.664	2.293	1.848	1.486
Duration	7.480	5.698	3.776	3.253	3.053	2.396	2.089	1.709	1.390
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	12/26	12/21	8/14	5/12	7/11	3/09	3/08	3/07	6/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, © 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:34:40 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A7	20,494,000.00	5.50000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	98:12

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
97:28	5.697	5.710	5.758	5.791	5.810	5.911	5.985	6.110	6.275
97:29	5.695	5.708	5.754	5.787	5.805	5.905	5.978	6.100	6.262
97:30	5.693	5.705	5.751	5.783	5.801	5.898	5.970	6.091	6.250
97:31	5.690	5.702	5.747	5.779	5.796	5.892	5.963	6.081	6.237
98:00	5.688	5.700	5.744	5.775	5.792	5.886	5.955	6.071	6.224
98:01	5.685	5.697	5.740	5.770	5.788	5.880	5.948	6.061	6.211
98:02	5.683	5.695	5.737	5.766	5.783	5.873	5.940	6.051	6.199
98:03	5.681	5.692	5.733	5.762	5.779	5.867	5.932	6.042	6.186

98:04	5.678	5.689	5.730	5.758	5.774	5.861	5.925	6.032	6.173
98:05	5.676	5.687	5.726	5.754	5.770	5.855	5.917	6.022	6.160
98:06	5.673	5.684	5.723	5.750	5.766	5.849	5.910	6.012	6.148
98:07	5.671	5.681	5.720	5.746	5.761	5.842	5.902	6.002	6.135
98:08	5.669	5.679	5.716	5.742	5.757	5.836	5.895	5.993	6.122
98:09	5.666	5.676	5.713	5.738	5.752	5.830	5.887	5.983	6.109
98:10	5.664	5.673	5.709	5.734	5.748	5.824	5.880	5.973	6.097
98:11	5.661	5.671	5.706	5.730	5.743	5.817	5.872	5.963	6.084

98:12	5.659	5.668	5.702	5.726	5.739	5.811	5.864	5.954	6.071
98:13	5.657	5.666	5.699	5.722	5.735	5.805	5.857	5.944	6.058
98:14	5.654	5.663	5.695	5.718	5.730	5.799	5.849	5.934	6.046
98:15	5.652	5.660	5.692	5.713	5.726	5.793	5.842	5.924	6.033
98:16	5.649	5.658	5.688	5.709	5.722	5.786	5.834	5.915	6.020
98:17	5.647	5.655	5.685	5.705	5.717	5.780	5.827	5.905	6.008
98:18	5.645	5.652	5.681	5.701	5.713	5.774	5.819	5.895	5.995
98:19	5.642	5.650	5.678	5.697	5.708	5.768	5.812	5.885	5.982

98:20	5.640	5.647	5.674	5.693	5.704	5.762	5.804	5.876	5.970
98:21	5.637	5.645	5.671	5.689	5.700	5.756	5.797	5.866	5.957
98:22	5.635	5.642	5.667	5.685	5.695	5.749	5.789	5.856	5.944
98:23	5.633	5.639	5.664	5.681	5.691	5.743	5.782	5.846	5.932
98:24	5.630	5.637	5.661	5.677	5.686	5.737	5.774	5.837	5.919
98:25	5.628	5.634	5.657	5.673	5.682	5.731	5.767	5.827	5.906
98:26	5.626	5.632	5.654	5.669	5.678	5.725	5.759	5.817	5.894
98:27	5.623	5.629	5.650	5.665	5.673	5.718	5.752	5.808	5.881
Avg Life	25.124	20.953	13.250	10.617	9.545	6.196	4.932	3.682	2.760
Duration	13.199	12.047	9.107	7.786	7.193	5.099	4.198	3.239	2.489
First Pay	11/26	11/21	8/14	5/12	7/11	3/09	3/08	3/07	6/06
Last Pay	2/31	3/28	7/20	6/17	2/16	4/11	7/09	12/07	11/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:34:49 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A8	12,396,000.00	5.50000	24	1.000000	-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	97:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
96:16	5.792	5.798	5.829	5.855	5.870	5.990	6.159	6.396	6.677
96:17	5.789	5.795	5.826	5.852	5.867	5.986	6.153	6.388	6.666
96:18	5.787	5.793	5.824	5.849	5.864	5.982	6.147	6.379	6.654
96:19	5.785	5.791	5.821	5.846	5.861	5.977	6.141	6.371	6.643
96:20	5.782	5.788	5.818	5.843	5.858	5.973	6.135	6.362	6.632
96:21	5.780	5.786	5.815	5.840	5.855	5.969	6.129	6.354	6.621
96:22	5.778	5.783	5.813	5.837	5.852	5.964	6.123	6.345	6.609
96:23	5.776	5.781	5.810	5.834	5.849	5.960	6.117	6.337	6.598

96:24	5.773	5.779	5.807	5.831	5.845	5.956	6.111	6.328	6.587
96:25	5.771	5.776	5.805	5.828	5.842	5.951	6.104	6.320	6.575
96:26	5.769	5.774	5.802	5.825	5.839	5.947	6.098	6.312	6.564
96:27	5.766	5.772	5.799	5.822	5.836	5.943	6.092	6.303	6.553
96:28	5.764	5.769	5.797	5.819	5.833	5.938	6.086	6.295	6.542
96:29	5.762	5.767	5.794	5.816	5.830	5.934	6.080	6.286	6.530
96:30	5.759	5.764	5.791	5.813	5.827	5.930	6.074	6.278	6.519
96:31	5.757	5.762	5.788	5.810	5.824	5.925	6.068	6.269	6.508

97:00	5.755	5.760	5.786	5.808	5.821	5.921	6.062	6.261	6.496
97:01	5.752	5.757	5.783	5.805	5.817	5.917	6.056	6.253	6.485
97:02	5.750	5.755	5.780	5.802	5.814	5.912	6.050	6.244	6.474
97:03	5.748	5.753	5.778	5.799	5.811	5.908	6.044	6.236	6.463
97:04	5.745	5.750	5.775	5.796	5.808	5.904	6.038	6.227	6.451
97:05	5.743	5.748	5.772	5.793	5.805	5.899	6.032	6.219	6.440
97:06	5.741	5.745	5.770	5.790	5.802	5.895	6.026	6.211	6.429
97:07	5.738	5.743	5.767	5.787	5.799	5.891	6.020	6.202	6.418

97:08	5.736	5.741	5.764	5.784	5.796	5.886	6.014	6.194	6.407
97:09	5.734	5.738	5.762	5.781	5.793	5.882	6.008	6.185	6.395
97:10	5.732	5.736	5.759	5.778	5.790	5.878	6.002	6.177	6.384
97:11	5.729	5.734	5.756	5.775	5.786	5.874	5.996	6.169	6.373
97:12	5.727	5.731	5.754	5.772	5.783	5.869	5.990	6.160	6.362
97:13	5.725	5.729	5.751	5.769	5.780	5.865	5.984	6.152	6.350
97:14	5.722	5.726	5.748	5.766	5.777	5.861	5.978	6.144	6.339
97:15	5.720	5.724	5.746	5.763	5.774	5.856	5.972	6.135	6.328
Avg Life	28.521	26.882	21.021	17.904	16.455	10.213	6.560	4.432	3.209
Duration	13.852	13.503	11.928	10.870	10.320	7.429	5.331	3.813	2.850
First Pay	1/31	1/28	4/20	3/17	12/15	3/11	7/09	12/07	11/06
Last Pay	10/33	10/33	10/33	10/33	10/33	10/33	3/12	9/08	4/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, © 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:35:00 am December 1, 2003
Fixed Income Research	MASTR0311G2 30 year 6.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A9	16,927,200.00	5.50000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.5000	11/28/03	30 year	5.78	357.37	250.0PSA	98:11

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
97:27	5.738	5.752	5.778	5.789	5.794	5.816	5.832	5.921	6.074
97:28	5.734	5.749	5.774	5.785	5.790	5.811	5.828	5.914	6.065
97:29	5.731	5.746	5.770	5.781	5.786	5.807	5.823	5.908	6.056
97:30	5.728	5.742	5.766	5.777	5.782	5.803	5.818	5.902	6.047
97:31	5.725	5.739	5.763	5.773	5.778	5.798	5.813	5.896	6.038
98:00	5.722	5.736	5.759	5.769	5.773	5.794	5.809	5.889	6.029
98:01	5.719	5.732	5.755	5.765	5.769	5.789	5.804	5.883	6.020
98:02	5.716	5.729	5.751	5.761	5.765	5.785	5.799	5.877	6.011

98:03	5.713	5.726	5.748	5.757	5.761	5.780	5.794	5.870	6.002
98:04	5.710	5.722	5.744	5.753	5.757	5.776	5.790	5.864	5.993
98:05	5.707	5.719	5.740	5.749	5.753	5.771	5.785	5.858	5.984
98:06	5.704	5.716	5.736	5.745	5.749	5.767	5.780	5.852	5.975
98:07	5.701	5.712	5.732	5.741	5.745	5.762	5.776	5.845	5.966
98:08	5.698	5.709	5.729	5.737	5.741	5.758	5.771	5.839	5.957
98:09	5.695	5.706	5.725	5.733	5.737	5.754	5.766	5.833	5.948
98:10	5.691	5.702	5.721	5.729	5.733	5.749	5.761	5.826	5.939

98:11	5.688	5.699	5.717	5.725	5.729	5.745	5.757	5.820	5.930
98:12	5.685	5.696	5.714	5.721	5.725	5.740	5.752	5.814	5.921
98:13	5.682	5.692	5.710	5.717	5.721	5.736	5.747	5.808	5.912
98:14	5.679	5.689	5.706	5.713	5.717	5.731	5.742	5.801	5.903
98:15	5.676	5.686	5.702	5.709	5.713	5.727	5.738	5.795	5.894
98:16	5.673	5.682	5.699	5.705	5.709	5.723	5.733	5.789	5.885
98:17	5.670	5.679	5.695	5.701	5.705	5.718	5.728	5.783	5.876
98:18	5.667	5.676	5.691	5.698	5.701	5.714	5.724	5.776	5.867

98:19	5.664	5.673	5.687	5.694	5.697	5.709	5.719	5.770	5.858
98:20	5.661	5.669	5.684	5.690	5.692	5.705	5.714	5.764	5.850
98:21	5.658	5.666	5.680	5.686	5.688	5.700	5.710	5.758	5.841
98:22	5.655	5.663	5.676	5.682	5.684	5.696	5.705	5.751	5.832
98:23	5.652	5.659	5.672	5.678	5.680	5.692	5.700	5.745	5.823
98:24	5.649	5.656	5.669	5.674	5.676	5.687	5.695	5.739	5.814
98:25	5.646	5.653	5.665	5.670	5.672	5.683	5.691	5.733	5.805
98:26	5.643	5.649	5.661	5.666	5.668	5.678	5.686	5.726	5.796
Avg Life	17.372	15.245	12.466	11.540	11.153	9.723	8.876	6.160	4.061
Duration	10.346	9.534	8.402	7.997	7.822	7.139	6.699	5.045	3.534
First Pay	12/08	12/08	12/08	12/08	12/08	12/08	12/08	9/08	4/07
Last Pay	10/33	10/33	10/33	10/33	10/33	10/33	10/33	2/33	1/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:36:58 am December 1, 2003
Fixed Income Research	MAST0311C 30 year 4.8	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A3	1,000,000.00	4.50000	24	1.000000	-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	4.5000	11/28/03	30 year	5.00	179.00	250.0PSA	99:24

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
99:08	4.619	4.627	4.644	4.653	4.658	4.680	4.698	4.733	4.783
99:09	4.614	4.621	4.637	4.645	4.650	4.671	4.687	4.720	4.766
99:10	4.608	4.615	4.630	4.638	4.642	4.661	4.677	4.707	4.749
99:11	4.603	4.609	4.623	4.630	4.634	4.651	4.666	4.693	4.732
99:12	4.598	4.604	4.616	4.622	4.626	4.642	4.655	4.680	4.716
99:13	4.592	4.598	4.609	4.615	4.618	4.632	4.644	4.667	4.699
99:14	4.587	4.592	4.602	4.607	4.610	4.623	4.633	4.654	4.682
99:15	4.582	4.586	4.595	4.599	4.602	4.613	4.622	4.640	4.666

99:16	4.576	4.580	4.588	4.592	4.594	4.604	4.612	4.627	4.649
99:17	4.571	4.574	4.581	4.584	4.586	4.594	4.601	4.614	4.632
99:18	4.566	4.568	4.573	4.576	4.578	4.584	4.590	4.601	4.616
99:19	4.560	4.562	4.566	4.568	4.570	4.575	4.579	4.587	4.599
99:20	4.555	4.556	4.559	4.561	4.562	4.565	4.568	4.574	4.582
99:21	4.550	4.551	4.552	4.553	4.554	4.556	4.557	4.561	4.566
99:22	4.545	4.545	4.545	4.545	4.546	4.546	4.547	4.548	4.549
99:23	4.539	4.539	4.538	4.538	4.538	4.537	4.536	4.534	4.532

99:24	4.534	4.533	4.531	4.530	4.530	4.527	4.525	4.521	4.516
99:25	4.529	4.527	4.524	4.522	4.522	4.518	4.514	4.508	4.499
99:26	4.523	4.521	4.517	4.515	4.514	4.508	4.504	4.495	4.483
99:27	4.518	4.515	4.510	4.507	4.506	4.499	4.493	4.482	4.466
99:28	4.513	4.510	4.503	4.500	4.498	4.489	4.482	4.468	4.449
99:29	4.508	4.504	4.496	4.492	4.490	4.480	4.471	4.455	4.433
99:30	4.502	4.498	4.489	4.484	4.482	4.470	4.461	4.442	4.416
99:31	4.497	4.492	4.482	4.477	4.474	4.461	4.450	4.429	4.400

100:00	4.492	4.486	4.475	4.469	4.466	4.451	4.439	4.416	4.383
100:01	4.486	4.480	4.468	4.461	4.458	4.442	4.428	4.403	4.367
100:02	4.481	4.475	4.461	4.454	4.450	4.432	4.418	4.390	4.350
100:03	4.476	4.469	4.454	4.446	4.442	4.423	4.407	4.376	4.334
100:04	4.471	4.463	4.447	4.439	4.434	4.413	4.396	4.363	4.317
100:05	4.465	4.457	4.440	4.431	4.426	4.404	4.386	4.350	4.301
100:06	4.460	4.451	4.433	4.423	4.418	4.394	4.375	4.337	4.284
100:07	4.455	4.445	4.426	4.416	4.411	4.385	4.364	4.324	4.268
Avg Life	7.423	6.602	5.337	4.849	4.633	3.776	3.285	2.616	2.035
Duration	5.904	5.331	4.431	4.077	3.918	3.276	2.898	2.365	1.880
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	10/18	10/18	3/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		11:38:11 am December 1, 2003
Fixed Income Research	MAST0311E 30 year 5.6	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A2	1,452,100.00	5.25000	24	1.000000	-1.0000	-	-		-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.2500	11/28/03	30 year	5.72	238.00	250.0PSA	99:22

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
99:06	5.374	5.383	5.403	5.414	5.419	5.445	5.465	5.505	5.560
99:07	5.369	5.378	5.397	5.407	5.411	5.435	5.455	5.491	5.543
99:08	5.365	5.373	5.390	5.399	5.404	5.426	5.444	5.478	5.526
99:09	5.360	5.368	5.384	5.392	5.396	5.417	5.433	5.465	5.509
99:10	5.356	5.363	5.377	5.385	5.389	5.408	5.423	5.451	5.492
99:11	5.351	5.358	5.371	5.378	5.381	5.398	5.412	5.438	5.475
99:12	5.347	5.353	5.365	5.371	5.374	5.389	5.401	5.425	5.457
99:13	5.343	5.348	5.358	5.363	5.366	5.380	5.391	5.411	5.440

99:14	5.338	5.342	5.352	5.356	5.359	5.371	5.380	5.398	5.423
99:15	5.334	5.337	5.345	5.349	5.351	5.361	5.369	5.385	5.406
99:16	5.329	5.332	5.339	5.342	5.344	5.352	5.359	5.371	5.389
99:17	5.325	5.327	5.332	5.335	5.336	5.343	5.348	5.358	5.372
99:18	5.320	5.322	5.326	5.328	5.329	5.334	5.337	5.345	5.355
99:19	5.316	5.317	5.319	5.321	5.321	5.324	5.327	5.332	5.338
99:20	5.311	5.312	5.313	5.313	5.314	5.315	5.316	5.318	5.321
99:21	5.307	5.307	5.306	5.306	5.306	5.306	5.306	5.305	5.304

99:22	5.302	5.302	5.300	5.299	5.299	5.297	5.295	5.292	5.287
99:23	5.298	5.297	5.294	5.292	5.291	5.287	5.284	5.279	5.270
99:24	5.294	5.291	5.287	5.285	5.284	5.278	5.274	5.265	5.253
99:25	5.289	5.286	5.281	5.278	5.276	5.269	5.263	5.252	5.236
99:26	5.285	5.281	5.274	5.271	5.269	5.260	5.253	5.239	5.220
99:27	5.280	5.276	5.268	5.264	5.261	5.251	5.242	5.226	5.203
99:28	5.276	5.271	5.261	5.257	5.254	5.241	5.232	5.212	5.186
99:29	5.271	5.266	5.255	5.249	5.247	5.232	5.221	5.199	5.169

99:30	5.267	5.261	5.249	5.242	5.239	5.223	5.210	5.186	5.152
99:31	5.262	5.256	5.242	5.235	5.232	5.214	5.200	5.173	5.135
100:00	5.258	5.251	5.236	5.228	5.224	5.205	5.189	5.160	5.118
100:01	5.254	5.246	5.229	5.221	5.217	5.196	5.179	5.146	5.101
100:02	5.249	5.241	5.223	5.214	5.209	5.186	5.168	5.133	5.084
100:03	5.245	5.236	5.217	5.207	5.202	5.177	5.158	5.120	5.067
100:04	5.240	5.231	5.210	5.200	5.195	5.168	5.147	5.107	5.051
100:05	5.236	5.226	5.204	5.193	5.187	5.159	5.137	5.094	5.034
Avg Life	9.843	8.344	6.255	5.522	5.211	4.050	3.438	2.656	2.017
Duration	7.022	6.138	4.854	4.382	4.178	3.388	2.948	2.356	1.840
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	9/23	9/23	9/23	9/23	9/23	9/23	9/23	8/23	1/10
UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

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Cmoproj
UBS		11:40:18 am December 1, 2003
Fixed Income Research	MAST0311G 30 year 6.5	Margarita Genis mgenis@rhino
cmoproj.613		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A7	11,152,000.00	5.25000	24	1.000000		-1.0000	-	-	-

	Current	Settle				Pricing	Duration
Floor	Coupon	Date	Deal	WAC	WAM	Speed	@ PX
-	5.2500	11/28/03	30 year	5.52	359.00	250.0PSA	96:17

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	275	400	500	700	1000
96:01	5.672	5.678	5.775	5.844	5.881	6.064	6.202	6.441	6.760
96:02	5.669	5.675	5.771	5.840	5.876	6.057	6.195	6.431	6.747
96:03	5.666	5.671	5.767	5.835	5.871	6.050	6.187	6.421	6.735
96:04	5.663	5.668	5.763	5.830	5.866	6.044	6.179	6.411	6.722
96:05	5.659	5.665	5.758	5.825	5.861	6.037	6.171	6.401	6.709
96:06	5.656	5.662	5.754	5.821	5.856	6.030	6.163	6.391	6.696
96:07	5.653	5.658	5.750	5.816	5.851	6.024	6.155	6.381	6.683
96:08	5.650	5.655	5.746	5.811	5.845	6.017	6.147	6.371	6.671

96:09	5.646	5.652	5.742	5.806	5.840	6.010	6.139	6.361	6.658
96:10	5.643	5.649	5.738	5.802	5.835	6.004	6.132	6.351	6.645
96:11	5.640	5.645	5.734	5.797	5.830	5.997	6.124	6.341	6.632
96:12	5.637	5.642	5.730	5.792	5.825	5.990	6.116	6.331	6.619
96:13	5.634	5.639	5.725	5.788	5.820	5.984	6.108	6.321	6.607
96:14	5.630	5.636	5.721	5.783	5.815	5.977	6.100	6.312	6.594
96:15	5.627	5.632	5.717	5.778	5.810	5.971	6.092	6.302	6.581
96:16	5.624	5.629	5.713	5.773	5.805	5.964	6.084	6.292	6.568

96:17	5.621	5.626	5.709	5.769	5.800	5.957	6.076	6.282	6.556
96:18	5.618	5.623	5.705	5.764	5.795	5.951	6.069	6.272	6.543
96:19	5.614	5.619	5.701	5.759	5.790	5.944	6.061	6.262	6.530
96:20	5.611	5.616	5.697	5.755	5.785	5.937	6.053	6.252	6.517
96:21	5.608	5.613	5.693	5.750	5.780	5.931	6.045	6.242	6.505
96:22	5.605	5.610	5.689	5.745	5.775	5.924	6.037	6.232	6.492
96:23	5.602	5.606	5.684	5.740	5.770	5.917	6.029	6.222	6.479
96:24	5.598	5.603	5.680	5.736	5.765	5.911	6.022	6.212	6.466

96:25	5.595	5.600	5.676	5.731	5.760	5.904	6.014	6.202	6.454
96:26	5.592	5.597	5.672	5.726	5.755	5.898	6.006	6.192	6.441
96:27	5.589	5.593	5.668	5.722	5.750	5.891	5.998	6.182	6.428
96:28	5.586	5.590	5.664	5.717	5.745	5.884	5.990	6.172	6.416
96:29	5.582	5.587	5.660	5.712	5.740	5.878	5.982	6.163	6.403
96:30	5.579	5.584	5.656	5.708	5.735	5.871	5.975	6.153	6.390
96:31	5.576	5.580	5.652	5.703	5.730	5.865	5.967	6.143	6.378
97:00	5.573	5.577	5.648	5.698	5.725	5.858	5.959	6.133	6.365
Avg Life	15.191	14.782	10.582	8.831	8.126	5.817	4.790	3.676	2.807
Duration	10.066	9.908	7.861	6.846	6.410	4.860	4.107	3.241	2.528
First Pay	2/15	2/15	7/13	11/11	4/11	3/09	5/08	4/07	7/06
Last Pay	7/22	8/20	6/15	8/13	11/12	3/10	1/09	10/07	11/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.